UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06136
HOMESTEAD FUNDS, INC.
(Exact name of registrant as specified in charter)
4301 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive office – Zip code)
Danielle C. Sieverling
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
(Name and address of agent for service)
Copies to:
Michael Berenson, Esq.
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
(Name and addresses of agent for service)
Registrant’s telephone number, including area code: (703) 907-5993
Date of fiscal year end: December 31
Date of reporting period: June 30, 2006

Item 1. Reports to Stockholders.

Table of Contents

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Small-Company Stock Fund	12
International Value Fund	14
Nasdaq-100 Index Tracking StockSM Fund	16
EXPENSE EXAMPLE	18
REGULATORY AND SHAREHOLDER MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	23
Short-Term Government Securities Fund	25
Short-Term Bond Fund	28
Stock Index Fund	37
Value Fund	38
Small-Company Stock Fund	40
International Value Fund	42
Nasdaq-100 Index Tracking StockSM Fund	44
STATEMENTS OF ASSETS AND LIABILITIES	46
STATEMENTS OF OPERATIONS	48
STATEMENTS OF CHANGES IN NET ASSETS	50
FINANCIAL HIGHLIGHTS
Daily Income Fund	52
Short-Term Government Securities Fund	53
Short-Term Bond Fund	54
Stock Index Fund	55
Value Fund	56
Small-Company Stock Fund	57
International Value Fund	58
Nasdaq-100 Index Tracking StockSM Fund	59
NOTES TO FINANCIAL STATEMENTS	60
DIRECTORS AND OFFICERS	64
APPENDIX A—STATE STREET EQUITY 500 INDEX PORTFOLIO	65

PERFORMANCE EVALUATION
Daily Income Fund
Investment commentary for the period ended June 30, 2006, provided by portfolio manager Patricia Murphy. Comments prepared July 13, 2006.

ECONOMIC LANDSCAPE

In reviewing the environment for short-term, high-quality debt instruments, we note that the first half of 2006 progressed along the same course as 2005 and pretty much in keeping with economists’ and other market watchers’ expectations. The Federal Reserve’s policy making unit—the Federal Open Market Committee—took steps to raise the federal funds rate by a consistent 25 basis points (or 0.25%) at each of its four regularly scheduled meetings in 2006. The federal funds rate is the rate banks charge each other on overnight loans to meet reserve requirements, and it is generally acknowledged to be a key driver of other short-term interest rates.

Since mid-year 2004, the Fed has taken steps to raise interest rates by methodically raising its target for the federal funds rate. Starting from a low of 1.00% in 2004, the federal funds rate now stands at 5.25%.

FUND PERFORMANCE

The Daily Income Fund earned a total return of 1.96% for the first half of 2006, a better result than the Fund’s first half showing in 2005. Improved performance reflected the gradual rise in short term interest rates. In a period of rising short-term rates, the Fund is able to reinvest maturing securities at higher levels.

The Daily Income Fund’s current yield also trended higher as rates rose. As of mid-year 2006, the Fund had an annualized seven-day effective yield of 4.54%, measurably higher than the 3.53% yield at the end of 2005.

With interest rates on the rise, the Fund’s manager took care to keep the average maturity of the portfolio very short. This allows the Fund to take advantage of reinvestment opportunities in higher yielding instruments. The portfolio’s weighted average maturity was 18 days as of June 30, 2006.

OUTLOOK

After seventeen consecutive 25 basis point moves since it began a course of interest rate increases in mid-2004, the Fed is expected soon to slow its pace of interest rate hikes. This is assuming economic data shows inflation to be moderating.

In charting the course for the nation’s monetary policy, the Fed is looking to strike a balance: to provide enough stimulus for the economy to grow but not so much that it triggers excessively higher prices. Although it is difficult to know precisely when the Fed will cease with its rate hikes, the consensus view is that the Fed is nearing the end of its tightening phase and will decide to stop raising interest rates before the end of 2006. While we do anticipate that the steep upward trend in rates is coming to an end, we don’t foresee that rates will reverse course and fall precipitously lower.

A money market fund by definition is a conservatively managed fund. Shareholders typically look to the Fund as a conservative source of current income—a parking place for assets you expect to need within a short time horizon—or possibly as a low-risk complement to a diversified portfolio. Investors seeking the potential to earn more powerful returns would need to consider stock mutual funds and other more aggressively managed investments. For better or for worse, returns on money market investments typically stay within a relatively narrow band.

   Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/06
Daily Income Fund	3.49%	1.65%	3.29%

YIELD
Annualized 7-day effective yield quoted 06/30/06			4.54%

SECURITY DIVERSIFICATION		on 12/31/2005	on 06/30/2006
(% of total investments)
Commercial paper		78.3%	87.6%
U.S. Government obligations		19.2%	12.1%
Corporate bonds		2.5%	0.3%
Cash equivalents		less than 0.1%	less than 0.1%

Total		100.0%	100.0%

MATURITY		on 12/31/2005	on 06/30/2006
Average Weighted Maturity		20 days	18 days

Performance Evaluation

PERFORMANCE EVALUATION
Short-Term Government Securities and Short-Term Bond Fund
Investment commentary for the period ended June 30, 2006, provided by portfolio manager Doug Kern. Comments prepared July 13, 2006.

ECONOMY AND INTEREST RATES

The economy continued to expand in the first half of 2006 as both consumer and business spending remained fairly robust in the face of several negatives. These negatives included rising interest rates and raw materials costs, a continuation of high energy costs, a slumping housing market in many parts of the country, a negative savings rate and renewed volatility in the stock market. Offsetting positive factors included robust world trade conditions, strong corporate cash flows, strength in non-residential construction, continued employment and income growth as well as fairly steady consumer confidence.

The long-awaited slowdown from the combination of rising rates and higher energy costs was clearly not seen in the first half of 2006 as Gross Domestic Product (a measure of the economy’s total output) rose at a strong annually adjusted 5.6% in the first quarter and is expected to have grown at about a 3% rate in the second quarter. The unemployment rate declined from 4.9% in December to 4.6% in June as 854,000 jobs were created. Crude oil remained strong during the first half of 2006, averaging more than $67 per barrel and closing the period at about $74 per barrel. These high price levels have so far had seemingly little negative impact on overall consumer confidence, but they are starting to affect inflationary measures. For example, the core rate of inflation (which excludes the volatile food and energy components) rose 2.2% in 2005 and 2.4% on a year over year basis through May 2006 and is expected to reach 3.0% by the end of the year. The rise suggests that higher energy prices are starting to be passed through to other sectors of the economy and are not being absorbed as they were earlier in the cycle.

The Federal Reserve’s policymaking unit, the Federal Open Market Committee (FOMC), raised its target for the federal funds rate by 25 basis points at each of its four scheduled meetings in 2006. These adjustments brought this rate from 4.25% at the start of the year to 5.25% at the close of this reporting period. In a statement accompanying its June action, the FOMC noted that while “economic growth is moderating from its quite strong pace earlier this year,” “readings on core inflation have been elevated in recent months.” Thus the Fed’s focus is on determining whether the expected moderation in growth in the second half of 2006 will be enough to contain rising inflation pressures.

The Fed’s rate hikes in 2006 kept upward pressure on bond yields throughout the yield curve, with rates rising approximately 75 basis points for all maturities inside of five years. Two-year Treasury note yields rose 75 basis points, three-year Treasury note yields rose 76 basis points and five-year Treasury note yields rose 74 basis points, which kept the yield curve slightly inverted as it was at year-end 2005. When shorter term issues yield more than longer term issues, the yield curve is said to be inverted. An inverted yield curve is often considered a signal that tough economic times are ahead, but that prophecy has certainly not materialized so far in 2006.

FUND PERFORMANCE

The Short-Term Government Securities Fund returned 1.19% for the six months ended 6/30/06, compared to its benchmark index’s 0.61% gain. The Short-Term Bond Fund returned 1.18%, ahead of its benchmark’s return of 0.70%.

Looking at bond market returns by sector, the top performers were asset-backed securities and debt instruments issued by Federal agencies and utilities. Virtually all other sectors of the bond market had modest positive returns that exceeded returns on U.S. Treasury instruments. Asset-backed securities continued to benefit from both their perceived superior credit quality and lack of extension risk as compared to mortgages. Federal agencies benefited from a decline in debt issuance—a byproduct of the restructurings at Fannie Mae and Freddie Mac but also due in part to the slowdown in the housing market which reduced homeowners’ mortgage and refinance activity. Reduced supply helped to keep a lid on yields relative to U.S. Treasuries. Utilities were viewed as a “safe haven” relative to bonds issued by other types of corporations,

   Performance Evaluation

where fears of debt-financed share buy-backs and potential leveraged takeovers have started to impact credit spreads negatively.

Both Funds benefited from exposure to sectors that are not included in the Funds’ respective benchmarks, primarily positions in asset-backed and mortgage-backed securities. Additionally, as in 2005, both Funds were somewhat defensively positioned relative to their benchmark indices. This defensive stance lessens the impact of a rise in interest rates on the Funds’ share prices.

The Short-Term Government Securities Fund benefited in particular from having a significant position in floating-rate mortgages and in U.S. Treasury Notes maturing or very likely to be called in 2006 which limited the decline in net asset value caused by higher interest rates.

The Short-Term Bond Fund benefited from its concentration in relatively short, high-grade securities, many of which have reset or step-up features. This also served to limit the decline in net asset value stemming from the general rise in interest rates.

OUTLOOK

The secular trough in interest rates occurred three years ago when the federal funds rate stood at 1.00% and two-year Treasury Notes traded very close to that level. Since that time, we have seen 17 consecutive 25 basis point Fed rate hikes, a rally in commodity prices—most notably a 275% increase in the price of crude oil—and a booming stock market. The bond market held up fairly well given these major shifts in the investment landscape. Bond prices fell by less than expected amounts compared to past experiences. The market’s resiliency is due to a number of factors, including strong demand from foreign central banks, pension plans and insurance companies; a belief that the Fed will take action to contain longer term inflationary pressures and a view that fundamental forces (e.g., the nation’s aging population and a need for increased savings) will continue to support long-term demand for fixed-income investments.

The FOMC has expressed discomfort with the fact that core inflation has been elevated in recent months, yet it’s an increase which is seemingly modest and may be nothing more than a normal cyclical development. While commodities remain at elevated levels and crude oil continues to make new highs, geopolitical concerns may be playing a more significant role here than economic fundamentals. Finally, recent weakness in the stock market and firming in bonds may indicate that economic activity is in the process of peaking, and when one looks at various housing market indicators and consumer balance sheets that belief gains added credibility.

On the assumption that economic activity slows somewhat in the second half of the year, one additional risk to the bond market may be the continuation of foreign central bank monetary tightening, particularly the imminent expected raising of rates by the Bank of Japan for the first time in five years. Such action, at the margin, will tend to reduce demand for U.S. dollar-denominated assets. The FOMC’s tightening is expected to be modest at best, and the generally expected view is that the fed funds rate will reach a near-term peak of 5.50%—just above where we are now. This makes sense, given that the inflation-adjusted fed funds rate is approaching 3%, a level which is certainly not stimulative to the economy. Ultimately, a slower economy and a Fed that has stopped tightening should permit a much friendlier atmosphere for bonds and one that should be able to overcome any severe weakness caused by reduced demand for U.S. dollar securities.

While valuation concerns remain given the fact that bonds are not particularly cheap relative to historical norms, the second half of the year seems to be a little more encouraging for bond investors than what has been seen over the previous three years. Should the economy not slow meaningfully or should the FOMC raise rates beyond what is expected, this view may prove to be too optimistic. As always we will continue to look for opportunities to enhance the Funds’ returns without unduly increasing investors’ exposure to risk.

Performance Evaluation

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/06
Short-Term Government Securities Fund	1.51%	2.52%	4.03%
Merrill Lynch 1-4.99 Year U.S. Treasury Index	1.02%	3.43%	5.03%

YIELD
Annualized 30-day SEC yield quoted 06/30/06			4.04%

SECURITY DIVERSIFICATION		on 12/31/2005	on 06/30/2006
(% of total investments)
U.S. Treasuries		74.5%	73.2%
Government-guaranteed agencies		9.5%	7.4%
Mortgage-backed securities		9.4%	9.1%
Asset-backed securities		5.8%	7.4%
Municipal bonds		0.0%	2.0%
Cash equivalents		0.8%	0.9%

Total		100.0%	100.0%

MATURITY		on 12/31/2005	on 06/30/2006
Average Weighted Maturity		2.93 years	2.85 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year U.S. Treasury Index made on June 30, 1996. Past performance is not predictive of future performance. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

   Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/06
Short-Term Bond Fund	2.21%	3.10%	4.68%
Merrill Lynch 1-4.99 Year Corp./Gov. Index	1.12%	3.91%	5.35%

YIELD
Annualized 30-day SEC yield quoted 06/30/06			4.46%

SECURITY DIVERSIFICATION		on 12/31/2005	on 06/30/2006
(% of total investments)
Corporate bonds		38.9%	44.1%
U.S. Government obligations		24.8%	22.7%
Mortgage-backed securities		18.1%	17.2%
Asset-backed securities		13.3%	10.0%
Municipal bonds		3.3%	2.9%
Commercial paper		1.6%	3.1%
Cash equivalents		less than 0.1%	less than 0.1%

Total		100.0%	100.0%

MATURITY		on 12/31/2005	on 06/30/2006
Average Weighted Maturity		2.91 years	2.98 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year Corporate/Government Index made on June 30, 1996. Past performance is not predictive of future performance. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
Stock Index Fund
Investment commentary for the period ended June 30, 2006, provided by SSgA, manager of the State Street Equity 500 Index Portfolio. Comments prepared July 13, 2006.

INDEX PERFORMANCE

Although global equity markets began the year on a positive note and finished the second quarter with an appealing upturn, their fluctuations during May and June sorely tested investor mettle. U.S. Federal Reserve Chairman Ben Bernanke continued to establish credibility as a central banker, but facile expectations that he could continue to walk serenely the fine line of moderate growth with limited inflation proved too difficult to meet. A heady mix of hawkish wording and troublesome inflation data brought steady equity selling in May, driving volatility measures to levels not seen since 2004. As hedge funds and risk managers adjusted to reduced market stability, the dislocations continued into mid-June, when the report of core inflation put its annual rate at 2.4%, matching its highest level since 2002. The release effectively sealed the deal on a seventeenth consecutive hike in the fed funds target rate, which did indeed come to pass two weeks later on June 29. But before the June inflation data came out, aggressive short selling and panicky liquidations had already run a long way, protecting market averages from additional damage. When the statement accompanying the June 29 decision, which lifted short-term rates to 5.25%, appeared distinctly more dovish than a jittery consensus had feared, the first half of 2006 was able to end with a vigorous rally in both share prices and sentiment.

After touching its lowest level since last November on June 14 your Fund’s model, the Standard & Poor’s 500 Stock Index bounced back sharply to finish the month of June with a scant but positive 0.14% return. Still, after a strong first quarter return of 4.21%, its May travails left the S&P with a 1.44% loss for the second quarter and an uninspiring 2.71% gain since the start of 2006. The Russell 1000 followed a similar trajectory, posting an encouraging 4.49% for the first quarter, slipping 1.66% in the second quarter when smaller capitalization issues fared poorly, ultimately retaining a 2.82% gain on a year-to-date basis. Your Fund’s year-to-date total return was 2.37%.

RESULTS BY SECTOR

Although the telecommunications group slipped 0.56% from April through June, its year-to-date return of 13.81% is highest among S&P sectors. Energy stocks, with a 13.79% year-to-date gain, stand close by in second place. The latter received a big boost in late June when a bold acquisition bid by Anadarko Petroleum for Kerr-McGee highlighted the apparent cheapness of the sector, as had the proposed privatization of Kinder Morgan, Inc. a month earlier.

Away from the winning sectors, gains were scarce in the second quarter. After a strong showing in the first quarter, up 4.13%, information technology was the most challenged area in the second, showing a 9.62% plunge which resulted in a 5.89% retreat on a year-to-date basis. Competitive pressures have led to persistent erosion in the heavily weighted shares of erstwhile stalwarts such as Microsoft, Intel and Dell, consigning technology stocks to the bottom of the performance rankings. The only other sector in the red on a year-to-date basis is health care. After posting a slight gain of 1.26% in the first three months of 2006, the often defensive health care group has been anything but in 2006, showing a 5.11% loss for the second quarter and a 4.19% decline since the start of the year. While shares of drug makers have stabilized after liability fears gripped the industry in 2005, manufacturers of medical devices have been taking it on the chin in 2006. Equity in defibrillator makers has eroded on product defect concerns, while antitrust threats have emerged at orthopedics companies. Finally, care provider UnitedHealth, whose shares had posted sterling gains in recent years, was among the first companies to attract unwanted attention for irregularities in its awards of stock options to senior executives.

It comes as no surprise that the largest contributors to return for the first six months of 2006 were two energy stocks, Exxon Mobil, up 10.35%, and Schlumberger, up 34.60%, as well as telecommunications firm BellSouth, up 36.16%. Likewise, the largest detractors for the time period were information technology member Intel, down 23.11%, health care member UnitedHealth Group, down 27.90%, and financial concern AIG, down 13.04%.

   Performance Evaluation

Stock Index Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(10/99)

periods ended 06/30/06
Stock Index Fund	7.89%	1.75%	0.06%
Standard & Poor’s 500 Stock Index	8.63%	2.49%	0.76%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/06*		at 06/30/06*

Financials	21.2%	Consumer staples	9.5%
Information technology	14.5%	Utilities	3.3%
Healthcare	12.1%	Telecommunications	3.3%
Industrials	11.5%	Materials	3.1%
Consumer discretionary	10.4%	Cash equivalents	1.1%
Energy	10.0%

Total			100%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/06*		at 06/30/06*

ExxonMobil Corp.	3.2%	Proctor & Gamble Co.	1.6%
General Electric Co.	3.0%	Johnson & Johnson	1.5%
Citigroup, Inc.	2.1%	Pfizer, Inc.	1.5%
Bank of America Corp.	1.9%	American International Group, Inc.	1.3%
Microsoft Corp.	1.8%	Altria Group, Inc.	1.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s Stock Index made at the Fund’s inception on October 28, 1999. Past performance is not predictive of future performance. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for the State Street Equity 500 Index Portfolio, the master portfolio in which the Homestead Stock Index Fund invests all of its assets. Please refer to Appendix A for the complete annual report of the State Street Equity 500 Index Portfolio.

Performance Evaluation

PERFORMANCE EVALUATION
Value Fund
Investment commentary for the six month period ended June 30, 2006, provided by portfolio manager Stuart Teach. Comments prepared July 11, 2006.

MARKET CONDITIONS

Almost all U.S. broad stock market indices finished the first six months of 2006 up slightly. The lone exception was the Nasdaq Composite, which finished the first half of the year down 1.08%. The Standard & Poor’s 500 Stock Index finished the period up 2.71%. This is consistent with the S&P 500 Index having posted a positive result in each of the last three calendar years, but with the gain being less generous with each passing year.

As was the case in the first half of 2005, the markets’ tepid performance thus far in 2006 is attributable to an environment of rising interest rates and a maturing economic expansion. Other factors included rising energy prices and somewhat greater uncertainty for corporate profitability.

FUND PERFORMANCE

The Value Fund gained 7.93% for the first six months of the year. The Fund’s better-than-index results were due in part to the portfolio’s greater percentage of assets invested in energy-related and industrial companies. Energy stocks increased more than the S&P 500 Index overall, and the Fund’s stock selections in this category rose more than the stocks that comprise the Index’s energy sector. The Fund’s stock selections in the industrial sector were also strong. The two information technology sector stocks the Fund owns, Hewlett-Packard and IKON Office Solutions, combined for a strong first half performance. Finally, after a long period of underperformance, pharmaceutical companies began to show better stock performance, with Abbott Laboratories, Bristol-Myers Squibb and GlaxoSmithKline all doing very well compared to the overall market.

During the first six months of 2006, we took an initial position in FifthThird Bancorp, a diversified financial services company headquartered in Cincinnati, Ohio with four businesses: retail banking, commercial banking, investment advisory and processing services in the Midwest and Florida. We also added Dow Chemical Company a producer of chemical, plastic and agricultural products and services with customers around the world, and Cooper Tire & Rubber, a manufacturer and distributor of tires and rubber products.

We added to our positions in Abbott Laboratories, Bristol-Myers Squibb, CitiGroup, Schering-Plough Corporation, Southwest Airlines Co., Tyco International Ltd. and UnumProvident Corporation.

The Fund’s position in Hughes Supply was eliminated when The Home Depot acquired the company in a stock-for-cash buyout. We substantially reduced our position in Wendy’s International. Here, as a result of the initial public offering of its Tim Hortons subsidiary, the stock reached a valuation level that appeared to more fully reflect its future business prospects.

OUTLOOK

The conditions that supported the stock market in 2005 and the first quarter of 2006 look to be slightly altered as we exit the first half of 2006. Interest rates have increased further than forecasters predicted at this time a year ago, although they look to be reaching their peak for this cycle. This has come at the same time investors seem to have less tolerance for risk, especially in developing markets around the world, where stock prices had appreciated significantly over the past several years before falling precipitously during the second half of this reporting period. As we enter the second half of the year, we expect to find out whether these primary factors—tighter monetary policy and equity investors’ increased caution—will lead to a temporary decline in the stock market’s protracted advance or settle in as part of a more long-term backdrop.

The environment for business is generally favorable and the foundation that supports company profitability remains solid. Other factors could alter that outlook, for example a political event or terrorist action. Barring these types of unpredictable situations, stocks could advance further in 2006. However, our view is that we will see positive returns in the single digits for the broad stock market indices given this more restrained environment.

   Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/06
Value Fund	15.76%	9.12%	9.85%
Standard & Poor’s 500 Stock Index	8.63%	2.49%	8.32%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/06		at 06/30/06

Financials	23.6%	Utilities	4.7%
Industrials	18.5%	Consumer staples	3.4%
Healthcare	14.1%	Consumer discretionary	2.5%
Energy	14.0%	Information technology	2.4%
Materials	5.2%	Cash equivalents	11.6%

Total			100%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/06		at 06/30/06

Marathon Oil Corp.	4.2%	Citigroup, Inc.	3.1%
Bristol-Myers Squibb Co.	3.5%	Parker Hannifin Corp.	3.1%
Abbott Laboratories	3.3%	Schering-Plough Corp.	2.9%
JPMorgan Chase & Co.	3.2%	Tyco International Ltd.	2.8%
Flowserve Corp.	3.1%	ConocoPhillips	2.8%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on June 30, 1996. Past performance is not predictive of future performance. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
Small-Company Stock Fund
Investment commentary for the period ended June 30, 2006, provided by portfolio manager Stuart Teach. Comments prepared July 11, 2006.

MARKET CONDITIONS

In the first six months of 2006, the small-capitalization stock market indices including the Standard & Poor’s 600 Small-Cap and the Russell 2000 continued to hold their own against the larger capitalization stock market indexes such as the Dow Jones Industrials, the Nasdaq Composite and the Standard & Poor’s 500 Stock Index.

Compared to their larger-capitalization counterparts, small-cap indices advanced further in the first quarter and fell further in the second quarter but still finished well ahead for the full six months. While it has been increasingly suggested that large-capitalization companies are going to see better returns than small-capitalization companies in the near future, thus far they have not. Small-capitalization stock valuations remain attractive compared with large-capitalization companies.

FUND PERFORMANCE

Your Fund increased 9.82% in the first six months of 2006, while its benchmark index the Russell 2000 increased 8.21%. The Fund’s results varied from the Index due to strong results in the industrials and information technology sectors. Appreciation at Flowserve, Manitowoc, Regal-Beloit and Triumph Group led the better than index results in the industrials sector, while IKON Office Solutions and Belden CDT did very well in the information technology sector.

In the first half of the year, we added to positions in Asset Acceptance Capital, Carolina National, Citizens Banking, City Bank (Lynnwood, WA), Hancock Fabrics, National Bankshares, Southcoast Financial Corp., Valley National Bancorp and Westlake Chemical. Five of the positions that increased were in community banks. Community banks represent an attractive opportunity to invest in well managed banks in the more rapidly growing regions and metropolitan areas of the United States.

Our position in Hughes Supply was eliminated after The Home Depot acquired the company in a stock-for-cash transaction.

OUTLOOK

Investors’ have become more risk averse since the beginning of the year. This is due in part to greater uncertainty about the length and strength of the economic expansion, coupled with the higher costs of borrowing and less optimistic expectations for returns in areas like commodities, real estate and developing-country stock markets. Yet, the economy held up well in the first half of 2006 and is likely to continue to chug along for the remainder of the year. This situation should help maintain positive economic growth in 2007.

As value investors, we seek to mitigate risk in the Fund, in part through diversification, but also by purchasing companies that are priced at levels that are below what we consider to be their intrinsic value or are likely to make a change in their business that will lead to an improvement in their competitive position and/or their financial returns. These types of companies are compelling no matter the temporary condition of the overall stock market.

This approach can sometimes mean it takes time for the better than index returns to materialize. However, the wait has meant rewards for our shareholders. We appreciate your continued trust and investment.

   Performance Evaluation

Small-Company Stock Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(03/98)

periods ended 06/30/06
Small-Company Stock Fund	17.58%	13.00%	8.89%
Russell 2000 Index	14.58%	8.50%	6.89%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/06		at 06/30/06

Industrials	22.1%	Utilities	3.9%
Financials	19.3%	Materials	3.7%
Consumer discretionary	14.0%	Consumer staples	3.1%
Information technology	13.0%	Healthcare	2.0%
Energy	6.8%	Cash equivalents	12.1%

Total			100%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/06		at 06/30/06

Flowserve Corp.	5.7%	Western Digital Corp.	3.4%
Manitowoc Co., Inc.	4.8%	Vishay Intertechnology, Inc.	3.4%
Questar Corp.	3.9%	Regal-Beloit Corp.	3.3%
Belden CDT, Inc.	3.9%	National Bankshares, Inc. (Virginia)	3.1%
Helmerich & Payne, Inc.	3.9%	Claire’s Stores, Inc.	3.0%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made at the Fund’s inception on March 4, 1998. Past performance is not predictive of future performance. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
International Value Fund
Investment commentary for the period ended June 30, 2006, provided by subadviser, Mercator Asset Management, LP. Comments prepared July 13, 2006.

REVIEW AND OUTLOOK

In the first six months of 2006, we saw a rapid rise and fall in international stock markets. Economic prosperity and inflation are interrelated, and the net effect they had on financial markets during this period was a combination of the timing of events related to these factors, stock valuations and investor sentiment. Earlier this year, reported economic results and stock valuations were viewed by many investors as favorable. However, as stock prices rose rapidly and monetary tightening by central banks became more apparent, investor sentiment turned negative, stocks were perceived as overvalued and the financial markets fell.

Recent economic prosperity has been primarily driven by China and other developing nations. This growth has been helped by two primary factors: a shift in manufacturing from higher- to lower-cost regions and rising energy and materials prices which benefit many developing nations that are rich in natural resources. Up until May, emerging markets had been the best performing asset class as investors scrambled to get on board. The best global industry sectors had also been energy and materials. International stock markets also outperformed the U.S. stock market due not only to emerging markets but also because of 1) favorable valuations and 2) a weaker U.S. dollar. A sustainable economic recovery in Japan was another factor.

However, inflation, which is now rising, had probably been delayed by the “manufacturing shift” noted above. Rising energy and materials prices also take some time to impact finished goods prices, which is now occurring everywhere including China. The Federal Reserve, European central banks and the Bank of Japan are therefore responding to this threat by raising interest rates. The U.S. dollar also remains weak which does not bode well for imported inflation into the U.S. Overall, the probability of continued monetary tightening and “sloppy” markets remains high until economic growth slows and the threat of inflation subsides. A fall in energy and materials prices would no doubt be a welcome relief. Recently some softening has occurred but a sustainable trend is not yet apparent.

The secular upturn in Japan is probably a multi-year development, and there is more room for improvement in Europe as businesses seek to improve global competitiveness. Emerging markets should also continue to offer superior growth but these investments should no doubt be managed on a risk-adjusted basis with an awareness of political risk. Investment cycles are inevitable and difficult to predict but with longer-term commitment and patience, investors are generally well rewarded.

A CHANGE IN FUND STRATEGY

On June 12, 2006, and following shareholder approval of this change, your Fund became an actively managed fund after having been an index fund since its inception. The Fund’s six month total return was 11.04%, a result which reflects the prior management approach from January 1, 2006, through June 9, 2006, and Mercator’s portfolio management style from June 12, 2006, to period end.

The Fund is currently positioned in many larger capitalization stocks of companies with the following characteristics: a) relative low earnings volatility and sustainable organic growth, b) market leadership, c) strong balance sheets and d) good cash flow. A large percentage of the Fund’s investments are also consistently growing dividends and repurchasing stock with free cash flow. Although mergers and acquisitions have been somewhat absent recently, many of the Fund’s investments also have the capability to acquire when valuations become more attractive. The geographic weighting also presently favors developed markets and has a relatively low weighting within emerging markets. The Japanese weighting is still being increased and exposure to Europe remains healthy. In terms of industry exposure, weightings in energy, materials and information technology are also low while exposure to healthcare and media continues to grow.

We believe your Fund is well positioned for this investment environment, and we look forward to serving your investment needs. Your support is much appreciated.

   Performance Evaluation

International Value Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 06/30/06
International Value Fund*	29.38%	8.79%	4.92%
MSCI EAFE Index	26.56%	10.02%	6.58%

	% of Total		% of Total
	Investment		Investment
COUNTRY DIVERSIFICATION	at 06/30/06		at 06/30/06

Japan	22.3%	Singapore	5.1%
United Kingdom	20.4%	Netherlands	4.0%
Germany	8.2%	Hong Kong	1.8%
Switzerland	8.0%	Australia	1.8%
France	7.4%	Portugal	0.8%
Spain	6.8%	Cash equivalents	7.0%
Italy	6.4%

Total			100%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/06		at 06/30/06

Takeda Pharmaceutical Co., Ltd.	3.2%	Givaudan SA	2.6%
AXA SA	2.8%	Unicredito Italian SpA	2.5%
GlaxoSmithKline PLC	2.8%	Schneider Electric SA	2.5%
Mitsubishi UFJ Financial Group, Inc.	2.7%	Toyota Motor Corp.	2.4%
Sumitomo Trust & Banking Corp.	2.7%	ING Groep NV	2.4%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI EAFE Index made at the Fund’s inception on January 22, 2001. Past performance is not predictive of future performance. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI ® EAFE ® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator’s role as subadviser began on June 12, 2006.

Performance Evaluation

PERFORMANCE EVALUATION
Nasdaq-100 Index Tracking StockSM Fund
Investment commentary for the period ended June 30, 2006, provided by RE Advisers, the Fund’s adviser. Comments prepared July 19, 2006.

MARKET CONDITIONS

Most broad domestic stock market measures—including the Standard & Poor’s 500 Stock Index, Dow Jones Industrials Average and Nasdaq Composite—posted solid results in the first quarter only to see them evaporate in the second. For the six months covered by this report, the S&P 500 and the DJIA were able to eke out a modest positive gain (2.71% and 5.22%, respectively), while the technology-heavy Nasdaq Composite declined 1.08%.

The primary reason for the market’s about face was uncertainty as to how aggressively the Federal Reserve would continue to tighten monetary policy. In mid-2004, the Fed—then led by Chairman Alan Greenspan—began to take steps to drive interest rates higher in order to slow the economy’s growth. Since initiating its tightening course, the nation’s central bank—now chaired by Ben Bernanke—has made 17 consecutive increases in its target for the federal funds rate, a key short-term rate that is the pace setter for other interest rates and bond yields.

During the first quarter, the developing consensus view was that the Fed’s previous rate hikes would be sufficient to keep inflation under control. That view was challenged in May when remarks by Chairman Bernanke, noting signs of inflationary pressures, were read by the market as a signal that additional rate hikes were in the offing. With investors thinking that the Fed might continue to raise rates and drain even more liquidity from the markets, money moved out of stocks and into safer havens.

FUND AND INDEX RESULTS

The Fund posted a -4.67% return for the six-month period, and its benchmark, the Nasdaq-100 Index, slipped 4.03%. The goal of an index fund is to achieve results that closely track the benchmark. The difference between the Fund’s return and the Index’s is called tracking error and is an indicator of how well the Fund is able to move in-step with the Index. Some dislocation will always occur as the Fund has to accommodate cash flows—shareholder-driven purchases and sales of Fund shares—and must cover operating expenses. The Index has no expenses.

Your Fund invests in a tracking stock that is designed to replicate the performance of the Nasdaq-100 Index. This Index includes 100 of the largest U.S. and international securities listed on The Nasdaq Stock Market. While the Index is diversified to include companies from a range of industries, technology stocks make up the largest proportion by far and therefore heavily impact the Index’s performance overall.

In the second quarter, technology stocks suffered along with the broad stock market averages when investors concluded further interest rate increases were more likely than previously anticipated. Interest rate assumptions are one of the factors investors use in setting expected rates of return. A rise in rates would increase the cost of borrowing money—for both investors and the companies in which they invest. Thus, the greater likelihood of a further rise in rates lowered the share price at which investors were willing to make new purchases, an adjustment needed in order to maintain their original expected return.

Technology stocks faced other difficulties in the first half of 2006, due primarily to the gradual slowing in the growth of the industry overall. The personal computer market, which saw great volume and feature advancements in the late 1990’s and earlier part of this decade, has been greatly saturated. In 2005, there were hints that the industry’s growth rate was slowing, but this has now become more apparent in 2006 with many technology companies’ earnings results for the first and second quarters falling short of expectations.

Shareholders would do well to prepare for a period where technology stocks in general are in a state of transition, as managements adjust their enterprises’ operations from an environment of higher volume growth to lower volume growth. However, this Fund remains a suitable choice for long-term investors seeking exposure to technology stocks.

   Performance Evaluation

Nasdaq-100 Index Tracking StockSM Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 06/30/06
Nasdaq-100 Index Tracking StockSM Fund	4.10%	-4.67%	-11.36%
Nasdaq-100 Index	5.93%	-2.71%	-8.86%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/06*		at 06/30/06*

Technology	55.0%	Consumer goods	2.6%
Consumer services	19.3%	Telecommunications	1.5%
Health care	14.3%	Oil & Gas	0.4%
Industrials	6.6%	Basic materials	0.3%

Total			100%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/06*		at 06/30/06*

Microsoft Corp.	6.1%	Starbucks Corp.	3.0%
QUALCOMM, Inc.	6.0%	Intel Corp.	2.9%
Apple Computer, Inc.	5.1%	Amgen, Inc.	2.7%
Google Inc.	4.1%	Oracle Corp.	2.4%
Cisco Systems, Inc.	3.2%	Comcast Corp.	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Nasdaq-100 Index made at the Fund’s inception on January 22, 2001. Past performance is not predictive of future performance. The Nasdaq-100 Index Tracking StockSM Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for the Nasdaq-100 Index Tracking StockSM, the exchange traded fund in which the Homestead Nasdaq-100 Index Tracking StockSM Fund invests substantially all of its assets. More information about the Nasdaq-100 Index Tracking StockSM Fund is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) section.

Performance Evaluation

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2006 and held through June 30, 2006.

ACTUAL EXPENSES

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short-Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares less than 30 calendar days after you purchase them.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $13.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of funds held by each account type. These fees are not included in the example below.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

   Expense Example

	Beginning Account	Ending Account
	Value	Value	Expenses Paid	Annualized
	01/01/2006	06/30/2006	During the Period[a]	Expense Ratio

DAILY INCOME FUND
Actual Return	$1,000.00	$1,015.68	$3.94	0.79%
Hypothetical (5% return before expenses)	1,000.00	1,021.27	3.95	0.79%
SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	$1,000.00	$1,008.01	$3.73	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,021.47	3.75	0.75%
SHORT-TERM BOND FUND
Actual Return	$1,000.00	$1,007.86	$3.98	0.80%
Hypothetical (5% return before expenses)	1,000.00	1,021.22	4.00	0.80%
STOCK INDEX FUND[b]
Actual Return	$1,000.00	$1,020.76	$3.75	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,021.47	3.75	0.75%
VALUE FUND
Actual Return	$1,000.00	$1,076.41	$3.94	0.77%
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.85	0.77%
SMALL-COMPANY STOCK FUND
Actual Return	$1,000.00	$1,097.50	$7.01	1.36%
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.80	1.36%
INTERNATIONAL VALUE FUND[c]
Actual Return	$1,000.00	$1,108.55	$4.87	0.94%
Hypothetical (5% return before expenses)	1,000.00	1,020.51	4.70	0.94%
NASDAQ-100 INDEX TRACKING STOCK FUND
Actual Return	$1,000.00	$949.75	$7.28	1.50%
Hypothetical (5% return before expenses)	1,000.00	1,017.69	7.49	1.50%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in most recent six-month period, then divided by the number of days in the most recent twelve-month period.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

c.	On June 12, 2006, the International Stock Index Fund was restructured from a passively managed index fund to an actively managed fund and was renamed the International Value Fund. Prior to June 12, 2006, the fund invested substantially all its assets in the Vanguard Developed Markets Index Fund. The example above, does not include the expenses of the Vanguard Developed Markets Index Fund.

Expense Example

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling the Chief Compliance Officer at 1-800-258-3030 prompt 3. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge online at www.homesteadfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly portfolio holdings can also be accessed on the Funds’ website at www.homesteadfunds.com. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semi-annual and annual reports.

SHAREHOLDER MEETING RESULTS

A special meeting of the shareholders of the International Stock Index Fund of Homestead Funds, Inc. was held on June 7, 2006. At this meeting, the following matters were voted upon by the shareholders (the voting results are presented below):

1.	To Change the Investment Objective of the International Stock Index Fund of Homestead Funds, Inc.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,224,910.692	61.896	98.674
Against	16,459.923	0.832	1.326
Abstain	0.000	0.000	0.000

2.	To Approve an Investment Management Agreement with RE Advisers Corporation.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,223,874.447	61.844	98.591
Against	17,496.168	0.884	1.409
Abstain	0.000	0.000	0.000

3.	To Approve an Investment Subadvisory Agreement between RE Advisers Corporation and Mercator Asset Management, L.P.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,219,151.170	61.605	98.210
Against	21,475.481	1.085	1.730
Abstain	743.964	0.038	0.060

   Regulatory and Shareholder Matters

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The initial approval by the Board of Directors of the investment management agreement between Homestead Funds Inc., on behalf of the International Value Fund (the “Fund”), and RE Advisers Corporation (the “Adviser”), and the related subadvisory agreement between the Adviser and Mercator Asset Management, L.P. (“Mercator”), must be made by: (i) the vote of the Board of Directors or a vote of the shareholders of the Fund, as applicable; and (ii) the vote of a majority of the Directors who are not parties to the agreements or “interested persons” of any party to the agreements (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In considering the agreements, the Fund’s Directors must request and evaluate, and the Adviser and Mercator are required to furnish, such information as may be reasonably necessary to evaluate the terms of the agreements.

Consistent with these responsibilities, the Board of Directors held a meeting on April 7, 2006, at which it considered the approval of the agreements with the Adviser and Mercator. In preparation for the meeting, the Fund’s outside counsel, on behalf of the Board, requested that the Adviser and Mercator provide a wide variety of materials to the Board, including information about the Adviser’s and Mercator’s affiliates, personnel and operations. The Directors also annually receive a memorandum from Fund counsel regarding the responsibilities of Directors in connection with their consideration of advisory agreements.

Specifically, the Board requested and received written materials from the Adviser and Mercator regarding: (a) their investment management and other services; (b) their investment management personnel; (c) their financial conditions; (d) their brokerage practices (including any soft dollar arrangements); (e) the level of the fees that they are charging the Fund compared with the fees charged to comparable mutual funds or accounts; (f) the Fund’s overall fees and operating expenses compared with similar mutual funds; (g) their profitability; (h) their compliance programs; (i) Mercator’s performance record for similar mutual funds and accounts; and (j) their business continuity plans.

At the meeting, the Board, including a majority of the Independent Directors, approved the agreements and concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the Directors considered relevant in the exercise of their reasonable judgment. The Board’s approval was based on its consideration and evaluation of a variety of specific factors including:

•	the nature, extent and quality of the services to be provided to the Fund under the agreements, including the resources the Adviser and Mercator will dedicate to the Fund;
•	Mercator’s composite investment performance;
•	the Fund’s expenses under the agreements, as well as fee waivers by the Adviser, and how those expenses compared to those of comparable mutual funds;
•	the profitability of the Adviser and its affiliates and of Mercator with respect to the Fund, including both direct and indirect benefits; and
•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the agreements reflect those economies of scale for the benefit of Fund shareholders.

Nature, Extent and Quality of Services. The Board of Directors considered the nature, extent and quality of the services to be provided by the Adviser and Mercator to the Fund and the resources each would dedicate to the Fund. In this regard, the Directors evaluated, among other things, the Adviser’s and Mercator’s personnel, experience, track record, and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services to be provided by the Adviser and Mercator to the Fund and the resources each would dedicate to the Fund supported approval of the agreements.

Performance. The Board of Directors considered Mercator’s investment strategy performance in determining whether to approve the agreements. Specifically, the Directors considered Mercator’s composite performance relative to an appropriate benchmark, in light of total return and market trends. As part of this review, the Directors considered the composition of the composite and selection criteria. Following evaluation, the Board concluded that, within the context of its full

Regulatory and Shareholder Matters

deliberations, Mercator’s performance supported approval of the agreements.

Expenses. With respect to the Fund’s expenses under the agreements, the Directors considered the rate of compensation called for by the agreements and the Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Directors also considered information about average expense ratios of comparable mutual funds in the Fund’s peer group. Finally, the Directors considered the effects of the Adviser’s expense limitation agreement to prevent the Fund’s total expenses from exceeding a specified cap and the fact that the Adviser, through this expense limitation agreement, will maintain the Fund’s net operating expenses at a competitive level. Following evaluation, the Board concluded that, within the context of its full deliberations, the Fund’s expenses are reasonable and supported approval of the agreements.

Profitability. With regard to profitability, the Directors considered all compensation flowing to the Adviser and Mercator, directly and indirectly. The Directors considered whether the varied levels of compensation and profitability under the agreements and other service agreements were reasonable and justified in light of the quality of all services to be rendered to the Funds by the Adviser and its affiliates and by Mercator. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Mercator is reasonable and supported approval of the agreements.

Economies of Scale. The Directors considered the existence of any economies of scale and whether those would be passed along to Fund shareholders through a graduated advisory fee schedule or fee and expense waivers. Based on this evaluation, the Board concluded that the Fund should obtain reasonable benefit from economies of scale.

   Regulatory and Shareholder Matters

PORTFOLIO OF INVESTMENTS: Daily Income Fund
June 30, 2006 (Unaudited)

CORPORATE NOTES	Interest Rate	Maturity Date	Face Amount	Value

(0.3% of portfolio)
Wal-Mart Stores, Inc.	5.45%	08/01/06	$90,000	$90,010
Wal-Mart Stores, Inc.	5.45	08/01/06	293,000	293,030

Total Corporate Notes (Cost $383,040)				383,040

COMMERCIAL PAPER
(87.6% of portfolio)
American Express Credit Corp.	5.25	07/05/06	2,950,000	2,948,279
American General Finance Corp.	5.03	07/13/06	1,590,000	1,587,334
American General Finance Corp.	5.07	07/14/06	1,875,000	1,871,567
American General Finance Corp.	5.06	07/06/06	2,250,000	2,248,420
American Honda Finance Corp.	4.99	07/10/06	2,050,000	2,047,443
American Honda Finance Corp.	4.98	07/06/06	2,070,000	2,068,568
American Honda Finance Corp.	5.18	07/25/06	1,600,000	1,594,475
BellSouth Corp.	5.01	07/07/06	2,000,000	1,998,330
BellSouth Corp.	5.02	07/11/06	2,200,000	2,196,932
BellSouth Corp.	5.24	08/15/06	1,500,000	1,490,175
Chevron Texaco Funding Corp.	5.08	07/13/06	1,250,000	1,247,883
Chevron Texaco Funding Corp.	5.25	07/31/06	2,892,000	2,879,348
Chevron Texaco Funding Corp.	5.23	07/27/06	1,550,000	1,544,145
CIT Group Inc.	5.03	07/05/06	1,560,000	1,559,128
CIT Group Inc.	5.09	07/21/06	710,000	707,992
Citigroup Funding Inc.	5.03	07/06/06	1,350,000	1,349,057
Citigroup Funding Inc.	5.07	07/12/06	1,052,000	1,050,370
Citigroup Funding Inc.	5.18	07/17/06	2,000,000	1,995,400
Citigroup Funding Inc.	5.24	07/31/06	1,260,000	1,254,498
EI Dupont De Nemours & Co.	5.04	07/24/06	1,200,000	1,196,136
EI Dupont De Nemours & Co.	5.05	07/19/06	4,600,000	4,588,385
General Electric Capital Corp.	5.08	07/12/06	1,010,000	1,008,432
General Electric Capital Corp.	5.22	07/21/06	2,100,000	2,093,910
General Electric Capital Corp.	5.23	07/27/06	2,550,000	2,540,368
HSBC Finance Corp.	5.18	07/03/06	2,500,000	2,499,281
IBM Corp.	5.18	07/26/06	5,660,000	5,639,640
Merrill Lynch & Co. Inc.	5.24	07/11/06	2,780,000	2,775,954
Merrill Lynch & Co. Inc.	5.25	07/13/06	2,880,000	2,874,960
Morgan Stanley	5.27	07/05/06	3,991,000	3,988,663
Morgan Stanley	5.27	07/24/06	1,680,000	1,674,344
Prudential Funding Corp.	5.20	07/21/06	3,300,000	3,290,467
Prudential Funding Corp.	5.21	07/24/06	1,330,000	1,325,573
Prudential Funding Corp.	5.25	07/14/06	1,030,000	1,028,047
Southern Company	5.01	07/05/06	892,000	891,503
Southern Company	5.02	07/05/06	2,000,000	1,998,884
Southern Company	5.09	07/12/06	2,950,000	2,945,412
Toyota Motor Credit Corp.	5.24	08/03/06	1,000,000	995,197
Toyota Motor Credit Corp.	5.16	07/20/06	4,700,000	4,687,200
UBS Americas Inc.	5.27	07/03/06	5,800,000	5,798,302
United Health Group Inc.	5.01	07/10/06	800,000	798,998
United Health Group Inc.	5.01	07/10/06	1,200,000	1,198,497
United Health Group Inc.	5.23	08/01/06	2,432,000	2,421,047
United Health Group Inc.	5.25	08/07/06	1,230,000	1,223,363
United Parcel Service Inc.	4.90	07/07/06	571,000	570,534
Wal-Mart Stores, Inc.	5.05	07/18/06	3,060,000	3,052,703
Wal-Mart Stores, Inc.	4.95	07/05/06	1,275,000	1,274,299
XTRA Inc.	5.29	07/12/06	2,000,000	1,996,767
XTRA Inc.	5.28	07/19/06	3,660,000	3,650,338

Total Commercial Paper (Cost $103,666,548)				103,666,548

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
June 30, 2006 (Unaudited)

U.S. GOVERNMENT AGENCY
OBLIGATIONS	Interest Rate	Maturity Date	Face Amount	Value

(12.1% of portfolio)
Federal Home Loan Bank	4.99%	07/28/06	$4,940,000	$4,921,512
Federal Home Loan Mortgage Corp.(a)	5.04	08/01/06	3,040,000	3,026,806
Federal Home Loan Mortgage Corp.(a)	5.18	08/22/06	2,620,000	2,600,397
Federal National Mortgage Assn.(a)	5.05	08/02/06	1,030,000	1,025,376
Federal National Mortgage Assn.(a)	5.08	08/02/06	1,800,000	1,791,872
Federal National Mortgage Assn.(a)	5.03	07/28/06	1,014,000	1,010,175

Total U.S. Government Agency Obligations (Cost $14,376,138)				14,376,138

MONEY MARKET ACCOUNTS			Shares

(less than 0.1% of portfolio)
SSgA Money Market Fund	4.75	(b)	1,199	1,199
SSgA Prime Money Market Fund	4.95	(b)	1	1

Total Money Market Accounts (Cost $1,200)				1,200

TOTAL INVESTMENTS IN SECURITIES (Cost $118,426,926)—100%				$118,426,926

(a)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

(b)	7-day yield at June 30, 2006.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
June 30, 2006 (Unaudited)

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(7.4% of portfolio)
Small Business Administration 93-J	5.90%		10/01/13	$81,639	$82,053
Small Business Administration 98-E	6.30		05/01/18	71,700	72,784
Small Business Administration 98-H	6.15		08/01/18	40,851	41,335
Small Business Administration 05-10E	4.54		09/01/15	95,840	91,854
Small Business Administration 99-D	6.15		04/01/19	110,999	112,407
Small Business Administration Pool #100075	3.50		05/25/19	67,938	61,034
Small Business Administration Pool #500724	7.00	(a)	12/25/13	16,034	16,065
Small Business Administration Pool #502261	6.13	(a)	10/25/17	24,120	24,110
Small Business Administration Pool #502477	5.75	(a)	09/25/18	64,528	64,264
Small Business Administration Pool #502543	5.70	(a)	01/25/19	114,828	115,746
Small Business Administration Pool #502684	5.75	(a)	07/25/19	27,447	27,834
Small Business Administration Pool #503278	5.38	(a)	02/25/21	116,856	117,876
Small Business Administration Pool #503463	5.63	(a)	09/25/21	84,560	84,111
Small Business Administration Pool #503918	5.75	(a)	09/25/22	55,332	55,204
Small Business Administration Pool #504067	5.75	(a)	01/25/08	69,547	69,204
Small Business Administration Pool #504305	5.38	(a)	10/25/23	39,413	39,076
Small Business Investment Companies 99-10A	6.24		03/10/09	320,563	322,022
Small Business Investment Companies 02-20K	5.08		11/01/22	80,243	77,389
Small Business Investment Companies 02-P10B	5.20		08/01/12	158,205	154,355
Small Business Investment Companies 03-10B	3.39		03/01/13	125,098	116,985
Small Business Investment Companies 03-P10B	5.14		08/10/13	189,769	183,519
Small Business Investment Companies 03-10A	4.63		03/10/13	769,846	724,851
Small Business Investment Companies 03-P10A	4.52		02/10/13	70,231	65,881
Small Business Investment Companies 04-10A	4.12		03/01/14	189,129	170,849

Total Asset Backed Securities (Cost $2,928,355)					2,890,808

MORTGAGE BACKED SECURITIES
(9.1% of portfolio)
GNMA #1928	7.00		11/20/09	9,254	9,376
GNMA #8006	4.75	(a)	07/20/22	55,017	55,075
GNMA #8038	4.75	(a)	08/20/22	33,566	33,602
GNMA #8040	4.75	(a)	08/20/22	82,759	82,960
GNMA #8054	5.13	(a)	10/20/22	13,956	14,018
GNMA #8076	5.13	(a)	11/20/22	33,723	33,861
GNMA #8102	5.13	(a)	02/20/16	21,039	20,971
GNMA #8103	5.63	(a)	02/20/16	73,161	73,392
GNMA #8157	5.38	(a)	03/20/23	70,941	71,107
GNMA #8191	4.38	(a)	05/20/23	38,170	38,149
GNMA #8215	4.38	(a)	04/20/17	14,723	14,692
GNMA #8259	4.75	(a)	08/20/23	28,967	28,999
GNMA #8297	5.13	(a)	12/20/17	35,299	35,585
GNMA #8332	5.50	(a)	03/20/18	20,460	20,470
GNMA #8384	5.38	(a)	03/20/24	16,069	16,111
GNMA #8393	5.00	(a)	08/20/18	15,773	15,732
GNMA #8400	4.75	(a)	08/20/18	27,830	27,842
GNMA #8405	5.00	(a)	09/20/18	26,035	26,203
GNMA #8423	4.38	(a)	05/20/24	18,967	18,969
GNMA #8429	5.13	(a)	11/20/18	29,422	29,676
GNMA #8459	4.75	(a)	07/20/24	28,797	28,837
GNMA #8499	4.88	(a)	05/20/19	12,435	12,490
GNMA #8518	5.13	(a)	10/20/24	25,064	25,185
GNMA #8532	5.13	(a)	10/20/24	35,505	35,739
GNMA #8591	5.38	(a)	02/20/25	83,879	84,128
GNMA #8638	4.38	(a)	06/20/25	38,426	38,444
GNMA #8648	4.75	(a)	07/20/25	119,266	119,479
GNMA #8663	4.75	(a)	07/20/25	34,581	34,704

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2006 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)
GNMA #8687	4.75	%(a)	08/20/25	$7,936	$7,967
GNMA #8702	5.13	(a)	10/20/20	22,027	22,163
GNMA #8747	5.13	(a)	11/20/25	27,659	27,794
GNMA #8807	4.75	(a)	07/20/21	41,403	41,417
GNMA #8836	4.75	(a)	09/20/21	34,067	34,092
GNMA #8847	4.38	(a)	04/20/26	39,935	39,952
GNMA #8869	5.13	(a)	11/20/21	103,654	104,004
GNMA #8873	5.13	(a)	11/20/21	40,212	40,427
GNMA #8877	4.38	(a)	05/20/26	10,171	10,175
GNMA #8883	5.13	(a)	12/20/21	35,276	35,407
GNMA #8915	5.38	(a)	02/20/22	35,360	35,430
GNMA #8973	4.88	(a)	05/20/22	31,835	31,924
GNMA #8978	4.38	(a)	05/20/22	178,754	178,592
GNMA #80053	5.38	(a)	03/20/27	9,306	9,339
GNMA #80058	4.38	(a)	04/20/27	9,956	9,961
GNMA #80300	4.50	(a)	07/20/29	64,279	64,216
GNMA #80309	4.50	(a)	08/20/29	25,904	25,891
GNMA #80426	4.50	(a)	07/20/30	10,906	10,897
GNMA #80452	4.50	(a)	09/20/30	63,317	63,297
GNMA #80475	4.88	(a)	12/20/30	82,352	82,141
GNMA #80577	4.75	(a)	02/20/32	28,488	28,270
GNMA #510280	6.00		08/15/14	28,817	29,022
GNMA #583189	4.50		02/20/17	139,652	132,723
GNMA #780336	6.50		02/15/11	14,064	14,171
GNMA #880754	4.38	(a)	06/20/30	39,386	39,492
GNMA 1996-4	7.00		04/16/26	13,624	13,992
GNMA 2001-53	5.62	(a)	10/20/31	25,558	25,711
GNMA 2001-61	5.77	(a)	09/20/30	61,104	61,565
GNMA 2002-20	4.50		03/20/32	64,033	61,326
GNMA 2002-69	5.62	(a)	06/20/28	106,837	106,966
GNMA 2002-88	5.00		05/16/31	265,716	258,935
GNMA 2003-11	4.00		10/17/29	115,930	107,394
GNMA 2003-12	4.50		02/20/32	94,061	89,645
GNMA 2003-26	5.66	(a)	04/16/33	34,581	34,675
GNMA 2003-86	4.00		03/20/23	87,577	85,852
GNMA 2003-97	4.50		03/20/33	186,749	176,573
GNMA 2004-17	4.50		12/20/33	394,526	370,597

Total Mortgage Backed Securities (Cost $3,601,827)					3,557,791

MUNICIPAL BOND
(2.0% of portfolio)
St. Johns County Florida Convention Center	8.00		01/01/26	750,000	773,760

Total Municipal Bond (Cost $775,294)					773,760

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(80.6% of portfolio)
Government Trust Certificate (Israel Trust)	0.00	(b)	11/15/07	500,000	465,172
Government Trust Certificate (Sri Lanka Trust)	5.83	(a)	06/15/12	150,000	149,999
National Archives Facility Trust	8.50		09/01/19	57,188	66,632
Overseas Private Investment Corp.	0.00	(c)	12/16/06	446,568	466,557
Overseas Private Investment Corp.	0.00	(c)	05/27/08	250,000	265,850
Overseas Private Investment Corp.	4.10		11/15/14	141,760	132,551
Overseas Private Investment Corp.	3.74		04/15/15	76,001	71,147
Private Export Funding Corp.	7.11		04/15/07	100,000	101,206
Private Export Funding Corp.	5.75		01/15/08	500,000	501,894

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2006 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(U.S. Government and Agency Obligations continued)
Rowan Companies Inc.	2.80%		10/20/13	$142,856	$129,137
U.S. Department of Housing and Urban Development	5.78		08/01/07	250,000	250,641
U.S. Department of Housing and Urban Development	7.50		08/01/11	250,000	263,522
U.S. Treasury Note	6.50		10/15/06	250,000	250,820
U.S. Treasury Note	2.50		10/31/06	8,250,000	8,178,778
U.S. Treasury Note	2.63		11/15/06	2,250,000	2,228,292
U.S. Treasury Note	3.63		04/30/07	3,750,000	3,699,022
U.S. Treasury Note	4.25		10/31/07	750,000	740,654
U.S. Treasury Note	3.00		11/15/07	1,250,000	1,213,623
U.S. Treasury Note	3.38		02/15/08	1,750,000	1,700,918
U.S. Treasury Note	2.63		05/15/08	500,000	477,441
U.S. Treasury Note	3.75		05/15/08	500,000	487,363
U.S. Treasury Note	4.38		11/15/08	1,000,000	982,891
U.S. Treasury Note	4.50		02/15/09	2,850,000	2,804,913
U.S. Treasury Note	4.88		04/30/08	250,000	248,642
U.S. Treasury Note	0.00	(b)	11/15/11	3,125,000	3,065,981
U.S. Treasury Note Receipt	0.00	(b)	11/15/12	4,006,463	2,454,210

Total U.S. Government and Agency Obligations (Cost $31,905,909)					31,397,856

MONEY MARKET ACCOUNT			Shares

(0.9% of portfolio)
Vanguard Treasury Money Market Fund	4.57	(d)	331,818	331,818

Total Money Market Accounts (Cost $331,818)				331,818

TOTAL INVESTMENTS IN SECURITIES (Cost $39,543,203)—100%				$38,952,033

(a)	Variable coupon rate as of June 30, 2006.

(b)	Zero coupon security, purchased at a discount.

(c)	Zero coupon security, security accretes to a premium price at maturity.

(d)	7-day yield at June 30, 2006.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
June 30, 2006 (Unaudited)

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(33.5% of portfolio)
BASIC INDUSTRIES—2.5%
Avery Dennison Corp.	5.39	%(a)	08/10/07	$400,000	$400,388
Boeing Co.	8.10		11/15/06	200,000	201,660
Exxon Capital Corp.	6.13		09/08/08	650,000	657,833
Gerber Products Co.	9.00		10/15/06	145,000	145,924
International Business Machines Corp.	3.80		02/01/08	1,175,000	1,144,149
Minnesota Mining & Manufacturing Co.	4.54	(a)	09/30/27	250,000	246,645
Nabisco Inc.	7.05		07/15/07	200,000	201,554
Pepsico Capital Resources Inc.	0.00	(c)	04/01/08	264,000	239,053
Pepsico Capital Resources Inc.	0.00	(c)	04/01/12	420,000	301,067
Vintage Petroleum, Inc.	8.25		05/01/12	1,075,000	1,137,326
Windsor Petroleum Transport Corp. (b)	6.48		07/15/06	450,000	449,987

Total Basic Industries					5,125,586

CONSUMER STAPLES—0.5%
Beverages
Anheuser-Busch Companies, Inc.	7.13		07/01/17	130,000	134,997
Brown Forman Corp.	3.00		03/15/08	795,000	760,324

Total Consumer Staples					895,321

CONSUMER DISCRETIONARY—0.1%
Restaurant
McDonald’s Corp.	4.24		12/13/06	115,000	114,261
Retail
Wal-Mart Stores, Inc.	8.75		12/29/06	116,000	116,186

Total Consumer Discretionary					230,447

FINANCE—17.4%
Banks
Bank of America Corp.	3.95	(d)	10/15/09	465,000	441,006
Bank of America Corp.	4.00	(d)	12/15/09	200,000	189,380
Bank of America Corp.	7.23		08/15/12	200,000	211,246
Bayerische Landesbank New York	2.60		10/16/06	3,000,000	2,975,058
Bayerische Landesbank New York	2.88		10/15/08	575,000	540,336
Bayerische Landesbank New York	3.20		04/15/09	1,150,000	1,080,514
Bayerische Landesbank New York	4.00	(d)	02/28/10	775,000	757,703
Canadian Imperial Bank of Commerce New York	4.38		07/28/08	1,100,000	1,072,852
Deusche Bank AG New York	4.02		07/13/07	1,125,000	1,124,606
Deusche Bank AG New York	5.00		09/28/07	190,000	188,295
Deusche Bank AG New York	3.30		11/30/07	225,000	217,626
Deusche Bank AG New York	5.00	(d)	11/17/09	2,175,000	2,139,091
First Tennessee Bank	4.55		07/03/08	650,000	635,506
Landensbank Baden—Wurttemberg New York	4.94	(a)	05/16/07	100,000	99,912
Suntrust Bank	4.55		05/25/09	450,000	435,589
US Bank N.A.	2.87		02/01/07	2,125,000	2,090,316
US Bank N.A.	3.70		08/01/07	700,000	684,311
US Bank N.A.	3.75		02/06/09	100,000	95,570
Commercial Lending & Leasing
Caterpillar Financial Services Corp.	3.67		10/04/07	100,000	97,571
Caterpillar Financial Services Corp.	5.56	(a)	08/07/08	100,000	100,052
Consumer Loans
American General Finance Corp.	3.00		11/15/06	1,125,000	1,114,704
American General Finance Corp.	3.88		10/01/09	640,000	605,269
Beneficial Corp.	7.00		02/12/07	125,000	125,392
Beneficial Corp.	7.06		09/17/07	100,000	100,938
General Electric Capital Corp.	2.80		01/15/07	700,000	690,322

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2006 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)
General Electric Capital Corp.	3.50%		12/05/07	$290,000	$281,646
General Electric Capital Corp.	4.80	(a)	05/30/08	628,000	623,950
General Electric Capital Corp.	4.65	(a)	06/11/08	920,000	910,610
General Electric Capital Corp.	4.00	(d)	12/20/08	125,000	121,427
General Electric Capital Corp.	5.00	(a)	02/20/09	1,200,000	1,181,796
General Electric Capital Corp. (b)	4.15		04/14/09	555,000	539,391
General Electric Capital Corp.	3.25		07/15/10	100,000	90,855
General Electric Capital Corp.	4.00	(d)	09/12/11	295,000	279,595
General Electric Capital Corp.	5.10	(a)	09/01/48	2,425,000	2,404,775
General Motors Acceptance Corp.	4.50		07/15/06	200,000	199,906
Household Finance Corp.	5.35		12/15/07	100,000	98,688
Household Finance Corp.	5.36	(a)	08/15/08	100,000	100,132
Torchmark Inc.	6.25		12/15/06	525,000	525,117
Toyota Motor Credit Corp	4.50	(d)	10/08/08	350,000	345,372
Transamerica Finance Corp.	0.00	(c)	09/01/07	225,000	209,300
Insurance
Allstate Financial Global Funding (b)	2.50		06/20/08	225,000	212,126
American International Group (b)	2.88		05/15/08	450,000	428,831
Chubb Corp.	4.93		11/16/07	100,000	98,985
MassMutual Global Funding II (b)	5.08		03/05/07	1,100,000	1,093,101
MassMutual Global Funding II (b)	2.55		07/15/08	100,000	94,072
MBIA Global Funding LLC (b)	2.88		11/30/06	1,250,000	1,235,428
MBIA Global Funding LLC (b)	4.38		03/15/10	525,000	501,469
Monumental Global Funding II (b)	5.20		01/30/07	100,000	99,759
Monumental Global Funding II (b)	2.80		07/15/08	220,000	207,678
Nationwide Life Global Funding(b)	2.75		05/15/07	750,000	730,145
Principal Life Income Funding	3.20		04/01/09	400,000	376,726
Principal Life Income Funding	4.00		12/15/09	350,000	331,974
Protective Life Secured Trust	5.40		02/15/09	550,000	541,874
Protective Life Secured Trust	4.00		04/01/11	450,000	417,005
Reliance Standard Life (b)	5.63		03/15/11	800,000	784,291
Investment Banker/Broker
Donaldson, Lufkin & Jenrette Securities Corp.	6.19	(a)	03/28/07	1,100,000	1,105,098
Merrill Lynch & Co., Inc.	5.40	(a)	05/21/08	110,000	109,582
Merrill Lynch & Co., Inc.	4.83		10/27/08	250,000	245,426
Merrill Lynch & Co., Inc.	5.76	(a)	06/15/11	325,000	324,419
Mortgage
Residential Capital Corp.	6.88	(a)	06/29/07	450,000	451,455

Total Finance					35,115,169

HEALTHCARE—3.1%
Healthcare Providers and Services
United Health Group Inc.	3.38		08/15/07	475,000	462,812
Pharmaceuticals
Abbott Laboratories	3.50		02/17/09	225,000	213,853
Abbott Laboratories	5.38		05/15/09	325,000	323,933
Bristol Myers Squibb Co. (b)	4.00		08/15/08	225,000	217,783
Eli Lilly & Co.	2.90		03/15/08	1,000,000	957,049
Merck & Co., Inc.	5.25		07/01/06	110,000	110,000
Merck & Co., Inc.	2.50		03/30/07	1,825,000	1,784,328
Pfizer Inc.	2.50		03/15/07	2,100,000	2,056,211

Total Healthcare					6,125,969

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2006 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)
TECHNOLOGY—0.2%
Communications Equipment
Cisco Systems Inc.	5.25%		02/22/11	$450,000	$441,653

Total Technology					441,653

TRANSPORTATION—2.3%
Airlines
Southwest Airlines Co.	5.50		11/01/06	1,900,000	1,900,523
Southwest Airlines Co.	6.13		11/01/06	595,000	595,702
Railroad
Burlington Northern Santa Fe Railway Co.	4.58		01/15/21	457,986	427,996
CSX Corp.	7.03		08/15/07	375,000	379,100
Union Tank Car Co.	7.21		07/02/06	300,000	300,213
Union Tank Car Co.	6.35		03/17/08	110,000	110,996
Union Tank Car Co.	7.45		06/01/09	180,000	190,276
Union Tank Car Co.	6.79		05/01/10	350,000	363,695
Union Tank Car Co.	6.57		01/02/14	305,034	313,868

Total Transportation					4,582,369

UTILITIES—7.4%
Electric & Gas
Cleco Corp.	7.00		05/01/08	375,000	378,289
Colonial Pipeline Co. (b)	7.45		08/15/07	500,000	509,048
Commonwealth Edison Co.	7.63		01/15/07	750,000	756,253
Consumers Energy Co.	6.38		02/01/08	1,250,000	1,259,024
Indiana Michigan Power Co.	6.13		12/15/06	100,000	100,130
Michigan Consolidated Gas Co.	7.06		05/01/12	325,000	338,618
PPL Electric Utilities Corp.	5.88		08/15/07	635,000	636,450
Potomac Electric Power Co.	6.25		10/15/07	250,000	251,388
Public Service Electric & Gas Co.	6.38		05/01/08	300,000	303,510
Southern California Gas Co.	4.80		10/01/12	165,000	157,375
Washington Gas Light Co.	6.51		08/18/08	350,000	355,438
Telephone
Bell Atlantic Financial Services Inc.	7.60		03/15/07	2,750,000	2,783,874
GTE California Inc.	7.65		03/15/07	1,650,000	1,670,047
GTE California Inc.	7.00		05/01/08	750,000	762,490
GTE Hawaiian Telephone Inc.	7.38		09/01/06	260,000	260,508
GTE Northwest Inc.	5.55		10/15/08	250,000	247,037
New England Telephone & Telegraph Co.	7.65		06/15/07	400,000	405,886
NYNEX Corp.	9.55		05/01/10	52,101	54,662
Pacific Bell	6.13		02/15/08	650,000	652,036
SBC Communications Capital Corp.	6.60		11/27/06	1,250,000	1,255,114
SBC Communications Capital Corp.	7.00		10/01/12	225,000	228,404
Southwestern Bell Telephone Co.	6.63		07/15/07	250,000	251,937
Verizon Pennsylvania Inc.	5.65		11/15/11	1,350,000	1,309,898

Total Utilities					14,927,416

Total Corporate Bonds (Cost $68,173,353)					67,443,930

YANKEE BONDS
(10.6% of portfolio)
Atlas Copco AB (b)	6.50		04/01/08	100,000	101,137
Bayerische Landesbank	3.50	(d)	07/22/11	950,000	885,970
BP Canada Finance Co.	3.38		10/31/07	1,450,000	1,409,870

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2006 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Yankee Bonds continued)
BP Capital Markets PLC	2.75%		12/29/06	$1,400,000	$1,382,674
Canadian National Railway Co.	7.52		01/03/10	1,107,470	1,117,869
Canadian National Railway Co.	6.45	(a)	07/15/36	100,000	100,077
Diageo Finance BV	3.00		12/15/06	145,000	143,362
European Investment Bank	2.70		04/20/07	700,000	685,289
European Investment Bank	4.25	(d)	05/18/11	1,780,000	1,708,515
Glaxosmithkline Capital PLC	2.38		04/16/07	600,000	584,474
HBOS Treasury Services PLC (b)	4.00		09/15/09	675,000	643,011
Hydro-Quebec	6.27		01/03/26	80,000	83,790
Inter American Development Bank	0.00	(c)	12/16/06	925,000	903,318
International Bank for Reconstruction and Development	0.00	(c)	02/15/08	100,000	91,401
International Bank for Reconstruction and Development	0.00	(c)	01/23/09	1,060,800	920,498
International Bank for Reconstruction and Development	3.00	(d)	04/29/09	375,000	357,009
International Bank for Reconstruction and Development	3.50	(d)	11/08/09	300,000	288,774
International Bank for Reconstruction and Development	4.35	(d)	04/29/10	500,000	487,364
International Bank for Reconstruction and Development	3.75	(d)	05/28/10	885,000	834,502
International Bank for Reconstruction and Development	3.50	(d)	03/03/11	250,000	241,324
International Bank for Reconstruction and Development	0.00	(c)	04/15/11	250,000	193,050
International Bank for Reconstruction and Development	0.00	(c)	10/15/11	250,000	188,192
International Bank for Reconstruction and Development	3.25	(d)	07/03/13	605,000	557,719
IXIS Corp. & Investment Bank	4.25	(d)	03/04/10	250,000	242,442
KFW	3.25		09/21/07	1,220,000	1,188,506
KFW	4.38	(d)	01/13/11	1,160,000	1,114,319
LLOYDS Bank PLC	3.75	(d)	11/28/08	400,000	388,672
Nestle Holding Inc.	3.25	(d)	03/31/09	1,807,000	1,701,731
Ontario Province of Canada	3.28		03/28/08	940,000	904,013
Rabobank Nederland	4.13		08/25/08	375,000	367,875
Rabobank Nederland	4.00	(d)	11/12/08	100,000	96,837
Rabobank Nederland	4.50	(d)	05/06/11	200,000	192,448
Shell International Finance BV	5.63		06/27/11	1,100,000	1,100,216
UBS AG Jersey	3.60	(d)	07/13/07	125,000	122,484

Total Yankee Bonds (Cost $21,756,739)					21,328,732

ASSET BACKED SECURITIES
(10.0% of portfolio)
ACLC Franchise Loan Receivables Trust 97-A (b)	5.56	(a)	09/17/12	47,409	47,587
ACLC Franchise Loan Receivables Trust 97-B (b)	6.73		04/15/14	1,162,370	1,130,638
Americredit Automobile Receivables Trust 02-C	3.55		02/12/09	449,110	444,549
Americredit Automobile Receivables Trust 03-AM	3.10		11/06/09	58,420	57,673
Americredit Automobile Receivables Trust 05-AX	3.93		10/06/11	2,100,000	2,045,200
Atlantic City Electric Transition Funding LLC 03-1	2.89		07/20/11	682,522	655,926
Bay View Auto Trust 05-LJ2	4.41		07/25/10	1,500,000	1,480,363
Capital One Master Trust 01-8	4.60		08/17/09	155,000	154,633
CIT RV Trust 99-A	6.24		08/15/15	190,039	190,200
CNH Equipment Trust 04-A	2.95		10/15/08	899,680	887,224
Drive Auto Receivables Trust 05-2 (b)	4.12		01/15/10	1,001,218	987,883
Drive Auto Receivables Trust 05-3 (b)	4.99		10/15/10	1,125,000	1,112,417
Drive Auto Receivables Trust 06-1 (b)	5.54	(d)	12/16/13	650,000	649,389
DVI Receivables Corp. 00-2	7.12		11/12/08	196,697	193,117
DVI Receivables Corp. 01-2	3.52		07/11/08	521,070	393,408
DVI Receivables Corp. 02-1	4.57		06/11/10	297,845	178,707
DVI Receivables Corp. 03-1	5.67	(a)	03/14/11	1,211,760	1,042,114
Great America Leasing Receivables 05-1 (b)	4.82		03/20/09	250,000	247,180
Harley-Davidson Motorcycle Trust 04-1	1.40		10/15/08	44,658	44,593
HPSC Equipment Receivables 03-1A (b)	6.02	(a)	03/20/10	724,708	727,708
LAI Vehicle Lease Securitization Trust 04-A (b)	3.41		12/15/10	524,306	513,327

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2006 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Asset Backed Securities continued)
Marriott Vacation Club Owners Trust 06-1A (b)	5.74%		04/20/28	$450,000	$441,423
Metris Master Trust 99-2	5.79	(a)	01/20/10	3,065,000	3,065,319
MMCA Automobile Trust 02-4	3.05		11/16/09	67,779	67,324
Peachtree Franchise Loan, LLC 99-A (b)	6.68		01/15/21	138,966	139,514
Prestige Auto Receivables 04-1A (b)	3.69		06/15/11	964,027	951,822
Prestige Auto Receivables 05-1A (b)	4.37		06/15/12	425,000	414,369
Prestige Auto Receivables 06-1A (b)	5.25		06/17/13	250,000	248,007
Small Business Administration 02-20K	5.08		11/01/22	280,851	270,862
Small Business Administration 03-10B	3.39		03/01/13	281,471	263,217
Small Business Administration 03-P10B	5.14		08/10/13	227,722	220,223
Small Business Administration 05-10E	4.54		09/01/15	239,600	229,634
Small Business Administration 99-10B	6.00		03/01/09	22,672	22,753
Susquehanna Auto Lease Trust 06-1 (b)	5.20		05/14/08	675,000	672,151
Union Acceptance Corp. 02-A	5.09		07/08/08	12,254	12,253

Total Asset Backed Securities (Cost $20,826,153)					20,202,707

MORTGAGE BACKED SECURITIES
(17.2% of portfolio)
American Business Financial Services 99-1	6.58		05/25/30	210,861	210,383
Ameriquest Mortgage Securities Inc. 04-IA1	5.97	(a)	09/25/34	1,175,000	1,177,362
Amresco Residential Securities 98-1	7.07		10/25/27	177,616	182,681
Banc America Mortgage Securities Inc. 04-F	4.15	(a)	07/25/34	848,197	817,599
Banc America Mortgage Securities Inc. 05-A1	5.00		02/25/20	208,423	202,976
Bear Stearns Adjustable Rate Mortgage 04-10	4.67	(a)	01/25/35	1,170,377	1,140,975
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	67,998	66,218
Chaseflex Trust 05-2	6.00		06/25/35	345,462	340,520
CITICORP Mortgage Securities, Inc. 88-11	5.82	(a)	08/25/18	104,653	104,273
CITICORP Mortgage Securities, Inc. 88-17	5.51	(a)	11/25/18	104,837	104,310
CMO Trust 17	7.25		04/20/18	4,103	4,108
Conseco Finance Securitizations Corp. 00-C	5.57	(a)	12/15/29	786,418	786,357
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	450,310	441,999
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	137,262	140,093
Countrywide Alternative Loan Trust 04-24	6.00		11/25/34	223,029	218,081
Countrywide Alternative Loan Trust 05-11	5.50		06/25/35	872,014	859,024
Countrywide Home Loans 02-32	5.82	(a)	01/25/33	23,748	23,774
Countrywide Home Loans 03-49	4.59	(a)	12/19/33	177,715	168,712
Countrywide Home Loans 03-56	4.49		12/25/33	250,000	239,276
Countrywide Home Loans 03-J13	5.25		01/25/24	1,001,810	963,310
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	593,627	574,862
Credit Suisse First Boston Mortgage 03-21	6.82	(a)	09/25/33	51,508	52,148
Credit Suisse First Boston Mortgage 04-AR3	4.73	(a)	04/25/34	101,105	98,968
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	1,011,932	989,807
DLJ Mortgage Acceptance Corp. 91-3	5.63	(a)	02/20/21	91,367	91,060
FHLMC 2419	5.50		03/15/17	8,886	8,800
FHLMC 2586	3.50		12/15/32	398,009	391,845
FHLMC 2649	4.50		07/15/18	696,184	644,337
FHLMC 780754	4.68	(a)	08/01/33	77,641	73,596
FHLMC M80833	4.00		08/01/10	480,153	456,496
FHLMC M80848	3.00		07/01/10	379,027	349,162
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	49,649	49,478
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	56,867	56,674
First Alliance Mortgage Loan Trust 94-3	7.83		10/25/25	2,363	2,353
FNMA 03-05	4.25		08/25/22	291,790	276,909
FNMA 03-38	5.00		03/25/23	298,702	289,762
FNMA 03-81	4.75		09/25/18	295,315	271,453
FNMA 03-86	4.50		09/25/18	514,059	476,674

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2006 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)
FNMA 04-34	5.50%		05/25/19	$495,205	$483,444
FNMA 05-14	5.62	(a)	03/25/35	105,516	105,124
FNMA 93-170	4.61	(a)	09/25/08	3,533	3,473
Fremont Home Loan Owners Trust 99-2	7.28		06/25/29	59,599	59,387
GMACM 05-AR3	4.86	(a)	06/19/35	528,156	520,653
GNMA 02-69	5.62	(a)	06/20/28	109,890	110,022
GNMA 02-88	5.00		05/16/31	132,858	129,468
GNMA 03-11	4.00		10/17/29	601,946	557,624
GNMA 03-12	4.50		02/20/32	188,121	179,289
GNMA 03-26	5.66	(a)	04/16/33	77,807	78,018
GNMA 04-17	4.50		12/20/33	84,541	79,414
GNMA 583189	4.50		02/20/17	83,791	79,634
Green Tree Financial Corp. 98-3	6.22		03/01/30	398,825	382,887
GS Mortgage Securities Corp. 03-10	4.95	(a)	10/25/33	681,380	653,257
GS Mortgage Securities Corp. 03-3F	5.00		04/25/33	158,134	155,853
Impac CMB Trust 04-3	3.58		06/25/34	513,669	503,087
JP Morgan Mortgage Trust 04-A3	4.97	(a)	07/25/34	538,478	522,359
LB-UBS Commercial Mortgage Trust 02-C2	3.83		06/15/26	153,945	153,186
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	305,023	286,682
Master Adjustable Rate Mortgages Trust 05-1	5.28	(a)	01/25/35	172,864	170,119
Master Alternative Loans Trust 03-5	6.00		08/25/33	188,916	186,201
Master Assets Securitization Trust 03-6	5.00		07/25/18	147,191	141,901
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	446,983	414,823
New Century Home Equity Loan Trust 97-NC5	6.70		10/25/28	3,994	3,978
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	634,226	548,685
Oakwood Mortgage Investors, Inc. 02-A	5.45	(a)	09/15/14	428,683	380,834
Popular ABS Mortgage Pass-Through Trust 2005-05	5.10		11/25/35	186,604	185,145
Residential Accredit Loans, Inc. 02-QS9	5.92	(a)	07/25/32	28,051	28,091
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	181,098	178,232
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	141,713	127,728
Residential Asset Securitization Trust 04-A4	5.50		08/25/34	42,563	42,153
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	603,635	595,005
Residential Funding Mortgage Securities, Inc. 03-S11	3.50		06/25/18	282,498	270,467
Residential Funding Mortgage Securities, Inc. 03-S15	4.50		08/25/18	411,936	384,398
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	114,812	107,493
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	389	387
Structured Adjustable Rate Mortgage Loan 04-3 AC	4.94	(a)	03/25/34	62,927	61,906
Structured Adjustable Rate Mortgage Loan 04-8	4.69	(a)	07/25/34	700,000	668,466
Structured Adjustable Rate Mortgage Loan 06-1	5.62	(a)	02/25/36	646,847	639,899
Structured Asset Securities Corp. 98-RF1 (b)	8.73	(a)	04/15/27	107,814	108,457
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,204	91,267
Structured Asset Securities Corp. 04-3AC	5.58	(a)	03/25/24	730,981	711,787
Structured Mortgage Asset Residential Trust 92-10A	7.50		11/25/08	8,242	8,228
UCFC Manufactured Housing Contract 98-2	6.16		08/15/19	1,980,292	1,953,503
Vanderbilt Mortgage & Finance 03-A	5.78	(a)	05/07/26	1,138,377	1,146,309
Washington Mutual Mortgage Securities Corp. 03- AR10	4.06	(a)	10/25/33	1,149,556	1,135,698
Washington Mutual Mortgage Securities Corp. 03- AR11	3.99	(a)	10/25/33	1,075,000	1,034,640
Washington Mutual Mortgage Securities Corp. 05- AR12	4.84	(a)	10/25/35	90,176	88,528
Washington Mutual Mortgage Securities Corp. 05- AR7	4.93	(a)	08/25/35	831,372	817,392
Wells Fargo Mortgage Backed Securities 03-17	5.00		01/25/34	588,126	577,556
Wells Fargo Mortgage Backed Securities 03-6	5.00		06/25/18	112,267	106,830
Wells Fargo Mortgage Backed Securities 04-B	4.96	(a)	02/25/34	175,644	167,718
Wells Fargo Mortgage Backed Securities 04-E	4.88	(a)	05/25/34	281,552	271,783
Wells Fargo Mortgage Backed Securities 04-F	4.73	(a)	06/25/34	1,137,540	1,066,396

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2006 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)
Wells Fargo Mortgage Backed Securities 04-K	4.73	%(a)	07/25/34	$282,195	$269,514
Wells Fargo Mortgage Backed Securities 04-K	4.73	(a)	07/25/34	641,861	605,556
Wells Fargo Mortgage Backed Securities 05-AR15	5.12	(a)	09/25/35	900,132	873,371

Total Mortgage Backed Securities (Cost $35,474,870)					34,559,720

MUNICIPAL BONDS
(2.9% of portfolio)
Chicago Illinois Public Building Commission	7.13		01/01/10	250,000	262,725
Collier County Florida Water & Sewer	2.25		07/01/06	625,000	625,000
Energy Acquisition Corp. II Ohio	4.49		02/15/08	1,125,000	1,106,156
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	820,000	783,781
Harrisburg PA Authority	3.09	(a)	11/01/22	2,250,000	2,236,927
Santa Maria CA Water & Wastewater Authority	0.00	(c)	08/01/06	240,000	239,078
St Charles County Missouri Public Arena Authority	7.02		09/15/18	610,000	635,541

Total Municipal Bonds (Cost $5,972,327)					5,889,208

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(22.7% of portfolio)
Federal Agriculture Mortgage Corp.	7.89		11/27/06	110,000	111,048
Federal Farm Credit Bank	2.20		07/10/06	1,200,000	1,199,232
Federal Farm Credit Bank	2.63		08/11/06	1,450,000	1,445,633
Federal Farm Credit Bank	2.35		08/18/06	1,200,000	1,195,327
Federal Farm Credit Bank	2.20		10/03/06	1,200,000	1,190,310
Federal Farm Credit Bank	2.30		12/11/06	800,000	789,056
Federal Farm Credit Bank	3.24		03/17/08	250,000	240,953
Federal Farm Credit Bank	3.84		09/24/08	200,000	193,301
Federal Farm Credit Bank	3.92		10/27/08	700,000	676,893
Federal Farm Credit Bank	4.38		05/21/13	100,000	93,413
Federal Home Loan Bank	2.27		07/28/06	1,350,000	1,346,999
Federal Home Loan Bank	3.00		10/20/06	750,000	744,550
Federal Home Loan Bank	2.31		12/22/06	135,000	132,996
Federal Home Loan Bank	3.80		11/13/07	1,250,000	1,222,136
Federal Home Loan Bank	3.65		12/03/07	750,000	731,122
Federal Home Loan Bank	3.25	(d)	12/26/07	750,000	729,536
Federal Home Loan Bank	3.50		05/19/08	775,000	747,857
Federal Home Loan Bank	2.88		06/30/08	250,000	237,844
Federal Home Loan Bank	4.10		11/05/08	1,250,000	1,212,962
Federal Home Loan Bank	3.83		11/28/08	1,350,000	1,301,106
Federal Home Loan Bank	4.00	(d)	04/22/11	100,000	95,950
Federal Home Loan Bank	4.71		10/25/12	150,000	142,687
Federal Home Loan Bank	4.30		06/10/13	100,000	92,678
Federal Home Loan Bank	4.54		07/23/13	100,000	93,775
Federal Home Loan Mortgage Corp. (e)	2.63		11/28/06	1,100,000	1,087,778
Federal Home Loan Mortgage Corp. (e)	2.25		12/26/06	1,250,000	1,230,659
Federal Home Loan Mortgage Corp. (e)	3.00		04/30/07	1,375,000	1,346,913
Federal Home Loan Mortgage Corp. (e)	4.50		05/17/07	175,000	173,451
Federal Home Loan Mortgage Corp. (e)	3.75		01/28/08	1,900,000	1,850,712
Federal Home Loan Mortgage Corp. (e)	3.75	(d)	02/15/09	115,000	112,034
Federal Home Loan Mortgage Corp. (e)	4.55	(d)	12/15/09	250,000	247,634
Federal Home Loan Mortgage Corp. (e)	4.00		02/15/10	340,000	323,488
Federal Home Loan Mortgage Corp. (e)	4.00		10/15/11	100,000	93,019
Federal Home Loan Mortgage Corp. (e)	4.35		06/03/13	100,000	92,929
Federal Home Loan Mortgage Corp. (e)	5.00		06/17/13	100,000	95,439
Federal Home Loan Mortgage Corp. (e)	4.40		06/19/13	100,000	93,121
Federal Home Loan Mortgage Corp. (e)	4.25		07/23/13	170,000	156,897

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2006 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(U.S. Government and Agency Obligations continued)
Federal National Mortgage Assn. (e)	2.15%		07/28/06	$900,000	$897,926
Federal National Mortgage Assn. (e)	2.76		07/28/06	250,000	249,527
Federal National Mortgage Assn. (e)	2.80		11/13/06	1,200,000	1,188,733
Federal National Mortgage Assn. (e)	3.50		03/29/07	100,000	98,529
Federal National Mortgage Assn. (e)	2.60		03/30/07	1,950,000	1,908,611
Federal National Mortgage Assn. (e)	4.18		08/27/09	250,000	240,723
Federal National Mortgage Assn. (e)	4.13		09/02/09	250,000	240,306
Federal National Mortgage Assn. (e)	4.00	(d)	11/24/09	265,000	258,459
Federal National Mortgage Assn. (e)	3.63	(d)	12/28/09	100,000	97,761
Federal National Mortgage Assn. (e)	4.50		01/21/10	150,000	145,172
Federal National Mortgage Assn. (e)	4.38	(d)	03/22/10	250,000	246,127
Federal National Mortgage Assn. (e)	4.00		05/24/10	100,000	94,804
Federal National Mortgage Assn. (e)	4.00		08/13/10	104,000	98,303
Federal National Mortgage Assn. (e)	4.00		03/04/11	105,000	98,521
Federal National Mortgage Assn. (e)	4.28		03/30/11	100,000	94,833
Federal National Mortgage Assn. (e)	3.50		12/14/11	100,000	90,590
Federal National Mortgage Assn. (e)	5.00		02/13/12	110,000	106,431
Federal National Mortgage Assn. (e)	5.05		02/27/12	100,000	96,899
Federal National Mortgage Assn. (e)	3.50		06/28/12	100,000	89,836
Federal National Mortgage Assn. (e)	4.00		07/16/12	150,000	138,311
Federal National Mortgage Assn. (e)	4.00		10/01/12	152,000	139,688
Federal National Mortgage Assn. (e)	4.85		05/21/13	100,000	95,301
Federal National Mortgage Assn. (e)	4.30		06/17/13	100,000	92,685
Federal National Mortgage Assn. (e)	4.35		07/02/13	100,000	92,897
Federal National Mortgage Assn. (e)	4.00		07/09/13	100,000	91,073
Federal National Mortgage Assn. (e)	4.00		07/15/13	370,000	336,670
Federal National Mortgage Assn. (e)	4.20	(d)	12/26/13	400,000	396,390
Government Trust Certificate (Sri Lanka Trust)	5.83	(a)	06/15/12	300,000	299,997
Overseas Private Investment Corp.	0.00	(f)	12/16/06	1,307,914	1,366,456
Overseas Private Investment Corp.	0.00	(f)	05/27/08	500,000	531,700
Overseas Private Investment Corp.	4.10		11/15/14	779,680	729,032
Tennessee Valley Authority	3.30		01/15/08	375,000	363,081
Tennessee Valley Authority	2.45		05/15/08	650,000	615,534
Tennessee Valley Authority	4.50		10/15/13	100,000	93,162
U.S. Department of Housing & Urban Div	7.50		08/01/11	180,000	189,736
U.S. Treasury Note	2.63		11/15/06	2,775,000	2,748,227
U.S. Treasury Note	3.00		11/15/07	1,150,000	1,116,533
U.S. Treasury Note	2.63		05/15/08	3,000,000	2,864,649
U.S. Treasury Note	3.75		05/15/08	550,000	536,100
U.S. Treasury Note	4.38		11/15/08	550,000	540,590
U.S. Treasury Note	4.50		02/15/09	3,175,000	3,124,771

Total U.S. Government and Agency Obligations (Cost $46,516,879)					45,716,112

COMMERCIAL PAPER
(3.1% of portfolio)
UBS Americas Inc.	5.27		07/03/06	6,186,000	6,184,189

Total Commercial Paper (Cost $6,184,189)					6,184,189

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2006 (Unaudited)

MONEY MARKET ACCOUNTS	Interest Rate		Shares	Value

(less than 0.1% of portfolio)
SSgA Money Market Fund	4.75	(g)%	3,478	$3,478
SSgA Prime Money Market Fund	4.95	(g)	1	1

Total Money Market Accounts (Cost $3,479)				3,479

TOTAL INVESTMENTS IN SECURITIES (Cost $204,906,989)—100%				$201,328,077

(a)	Variable coupon rate as of June 30, 2006.

(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $16,239,129 and represents 8.1% of net assets.

(c)	Zero coupon security, purchased at a discount.

(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.

(e)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

(f)	Zero coupon security, security accretes to a premium price at maturity.

(g)	7-day yield at June 30, 2006.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Stock Index Fund
June 30, 2006 (Unaudited)

	Cost	Value

Investment in State Street Equity 500 Index Portfolio	$52,574,145	$49,983,891

Substantially all the assets of the Stock Index Fund are invested in the State Street Equity 500 Index Portfolio managed by SSgA. As of June 30, 2006 the Stock Index Fund’s ownership interest in the State Street Equity 500 Index Portfolio was 2.05%.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Value Fund
June 30, 2006 (Unaudited)

COMMON STOCKS	Shares	Value

(88.4% of portfolio)
CONSUMER DISCRETIONARY—2.5%
Auto Components
Cooper Tire & Rubber Co.	296,600	$3,304,124
Restaurants
Wendy’s International, Inc.	171,200	9,979,248

Total Consumer Discretionary		13,283,372

CONSUMER STAPLES—3.4%
Food Products
Dean Foods Co. (a)	302,300	11,242,537
J.M. Smucker Co.	148,853	6,653,729

Total Consumer Staples		17,896,266

ENERGY—14.0%
Energy Equipment & Services
Baker Hughes, Inc.	127,000	10,394,950
Oil & Gas
BP PLC ADR	172,352	11,997,423
Chevron Corp.	234,000	14,522,040
ConocoPhillips	226,000	14,809,780
Marathon Oil Corp.	264,000	21,991,200

Total Energy		73,715,393

FINANCIALS—23.6%
Commercial Banks
Bank of America Corp.	230,200	11,072,620
Commerce Bancshares, Inc.	22,370	1,119,618
Fifth Third Bancorp	278,000	10,272,100
Diversified Financial Services
CIT Group Inc.	241,000	12,601,890
Citigroup, Inc.	340,100	16,406,424
Genworth Financial, Inc.	414,000	14,423,760
JPMorgan Chase & Co.	402,600	16,909,200
Thrifts & Mortgage Finance
Washington Mutual, Inc.	132,552	6,041,720
Insurance
Allstate Corp.	140,000	7,662,200
Chubb Corp.	222,000	11,077,800
Principal Financial Group	142,800	7,946,820
UnumProvident Corp.	496,900	9,008,797

Total Financials		124,542,949

HEALTHCARE—14.1%
Healthcare Providers & Services
HCA Corp.	260,000	11,219,000
Pharmaceuticals
Abbott Laboratories	399,000	17,400,390
Bristol-Myers Squibb Co.	704,700	18,223,542
GlaxoSmithKline plc	159,160	8,881,128
Hospira Inc. (a)	80,400	3,452,376
Schering-Plough Corp.	810,000	15,414,300

Total Healthcare		74,590,736

INDUSTRIALS—18.5%
Airlines
Southwest Airlines Co.	853,000	13,963,610
Commercial Services & Supplies
Avery Dennison Corp.	162,600	9,440,556
R.R. Donnelley & Sons Co.	121,700	3,888,315
Industrial Conglomerates
Honeywell International Inc.	145,000	5,843,500
Parker Hannifin Corp.	210,975	16,371,660
Tyco International Ltd.	544,400	14,971,000
Machinery
Flowserve Corp. (a)	290,000	16,501,000
Distributers
Applied Industrial Technologies, Inc.	130,500	3,172,455
Genuine Parts Co.	315,400	13,139,564

Total Industrials		97,291,660

INFORMATION TECHNOLOGY—2.4%
Computers & Peripherals
Hewlett-Packard Co.	254,000	8,046,720
Office Electronics
IKON Office Solutions, Inc.	383,570	4,832,982

Total Information Technology		12,879,702

MATERIALS—5.2%
Chemicals
Dow Chemical Co.	170,000	6,635,100
Containers & Packaging
Bemis Co., Inc.	433,600	13,276,832
Pactiv Corp. (a)	301,200	7,454,700

Total Materials		27,366,632

UTILITIES—4.7%
Gas Utilities
El Paso Corp.	701,664	10,524,960
Multi-Utilities
Questar Corp.	175,500	14,125,996

Total Utilities		24,650,956

Total Common Stocks (Cost $267,896,157)		466,217,666

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Value Fund (continued)
June 30, 2006 (Unaudited)

	Face
COMMERCIAL PAPER	Amount	Value

(11.6% of portfolio)
American General Finance Corp., 5.25%, due 07/12/06	$20,000,000	$19,967,917
General Electric Capital Corp., 5.00%, due 07/05/06	22,000,000	21,987,778
UBS Americas Inc., 5.27%, due 07/03/06	19,276,000	19,270,356

Total Commercial Paper (Cost $61,226,051)		61,226,051

MONEY MARKET ACCOUNTS	Shares	Value

(less than 0.1% of portfolio)
SSgA Money Market Fund, 4.75% (b)	8,914	8,914
SSgA Prime Money Market Fund, 4.95% (b)	1	1

Total Money Market Accounts (Cost $8,915)		8,915

TOTAL INVESTMENTS IN SECURITIES (Cost $329,131,123)—100%		$527,452,632

(a)	Non-income producing.

(b)	7-day yield at June 30, 2006.

ADR—American Depository Receipt

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
June 30, 2006 (Unaudited)

COMMON STOCKS	Shares	Value

(87.9% of portfolio)
CONSUMER DISCRETIONARY—14.0%
Auto Components
Cooper Tire & Rubber Co.	80,700	$898,998
Restaurants
CBRL Group, Inc.	34,100	1,156,672
O’Charley’s Inc. (a)	89,300	1,518,100
Household Durables
La-Z-Boy Inc.	119,000	1,666,000
Specialty Retail
Claire’s Stores, Inc.	67,000	1,709,170
Hancock Fabrics, Inc. (a)	339,700	1,134,598

Total Consumer Discretionary		8,083,538

CONSUMER STAPLES—3.1%
Food Products
J.M. Smucker Co.	15,868	709,300
Reddy Ice Holdings, Inc.	3,000	61,050
Personal Products
Alberto-Culver Co. (Class A)	21,000	1,023,120

Total Consumer Staples		1,793,470

ENERGY—6.8%
Energy Equipment & Services
Helmerich & Payne, Inc.	37,500	2,259,750
Oil & Gas
Cimarex Energy Co.(a)	39,400	1,694,200

Total Energy		3,953,950

FINANCIALS—19.3%
Commercial Banks
Astoria Financial Corp.	30,000	913,500
Carolina National Corp. (a)	58,200	1,086,012
Citizens Banking Corp.	67,700	1,652,557
City Bank (Lynnwood WA)	29,800	1,390,468
James Monroe Bancorp, Inc. (a)	13,125	293,895
National Bankshares, Inc. (Virginia)	81,000	1,819,665
Southcoast Financial Corp. (a)	41,700	890,295
Valley National Bancorp	62,368	1,603,481
Diversified Financial Services
Asset Acceptance Capital Corp. (a)	77,500	1,534,500

Total Financials		11,184,373

HEALTHCARE—2.0%
Healthcare Providers & Services
Triad Hospitals, Inc. (a)	29,600	1,171,568

Total Healthcare		1,171,568

INDUSTRIALS—22.1%
Aerospace & Defense
Triumph Group, Inc. (a)	23,900	1,147,200
Industrial Conglomerates
Carlisle Companies, Inc.	19,000	1,506,700
CLARCOR Inc.	16,200	482,597
Standex International Corp.	19,500	591,825
Machinery
Flowserve Corp. (a)	58,500	3,328,650
Manitowoc Co., Inc.	62,000	2,759,000
Regal-Beloit Corp.	43,500	1,920,525
Distributers
Applied Industrial Technologies, Inc.	45,450	1,104,890

Total Industrials		12,841,387

INFORMATION TECHNOLOGY—13.0%
Communications Equipment
Belden CDT, Inc.	68,750	2,272,188
Computers & Peripherals
Western Digital Corp. (a)	100,000	1,981,000
Electronic Equipment & Instruments
Vishay Intertechnology, Inc. (a)	125,000	1,966,250
Office Electronics
IKON Office Solutions, Inc.	103,500	1,304,100

Total Information Technology		7,523,538

MATERIALS—3.7%
Chemicals
Westlake Chemical Corp.	47,700	1,421,460
Containers & Packaging
Pactiv Corp. (a)	30,000	742,500

Total Materials		2,163,960

UTILITIES—3.9%
Multi-Utilities
Questar Corp.	28,300	2,277,866

Total Utilities		2,277,866

Total Common Stocks (Cost $33,099,620)		50,993,650

	Face
COMMERCIAL PAPER	Amount

(12.1% of portfolio)
American General Finance Corp., 5.25%, due 07/12/06	2,300,000	2,296,311
General Electric Capital Corp., 5.00%, due 07/05/06	2,300,000	2,298,722
UBS Americas Inc., 5.27%, due 07/03/06	2,417,000	2,416,292

Total Commercial Paper (Cost $7,011,325)		7,011,325

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund (continued)
June 30, 2006 (Unaudited)

MONEY MARKET ACCOUNTS	Shares	Value

(less than 0.1% of portfolio)
SSgA Money Market Fund, 4.75%(b)	1,441	$1,441
SSgA Prime Money Market Fund, 4.95%(b)	1	1

Total Money Market Accounts (Cost $1,442)		1,442

TOTAL INVESTMENTS IN SECURITIES (Cost $40,112,387)—100%		$58,006,417

(a)	Non-income producing.

(b)	7-day yield at June 30, 2006.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: International Value Fund

June 30, 2006 (Unaudited)

COMMON STOCKS	Shares	Value

(93.0% of portfolio)
AUSTRALIA—1.8%
Lend Lease Corp., Ltd.	119,900	$1,245,047

Total Australia		1,245,047

FRANCE—7.4%
AXA SA	60,800	1,990,993
AXA Rights	60,800	51,326
Carrefour SA	25,100	1,469,605
Schneider Electric SA	16,600	1,730,381

Total France		5,242,305

GERMANY—8.2%
Adidas AG	33,700	1,608,411
Deutsche Post AG	50,800	1,359,976
Metro AG	23,800	1,347,250
Siemens AG	17,100	1,487,848

Total Germany		5,803,485

HONG KONG—1.8%
Swire Pacific, Ltd.	123,500	1,272,340

Total Hong Kong		1,272,340

ITALY—6.4%
Eni SpA	46,700	1,373,719
Saipem SpA	60,500	1,375,547
Unicredito Italiano SpA	224,200	1,751,687

Total Italy		4,500,953

JAPAN—22.3%
Bridgestone Corp.	83,200	1,610,662
Daito Trust Construction Co., Ltd.	9,000	500,409
Fuji Photo Film Co., Ltd.	37,300	1,253,803
Kyocera Corp.	21,500	1,671,082
Mitsubishi UFJ Financial Group, Inc.	138	1,925,415
Nikon Corp.	84,000	1,475,355
Sumitomo Corp.	112,000	1,484,244
Sumitomo Trust & Banking Corp.	170,000	1,868,451
Takeda Pharmaceutical Co., Ltd.	36,400	2,269,570
Toyota Motor Corp.	32,600	1,705,591

Total Japan		15,764,582

NETHERLANDS—4.0%
ABN AMRO Holdings NV	42,500	1,160,963
ING Groep NV	42,600	1,671,511

Total Netherlands		2,832,474

PORTUGAL—0.8%
Portugal Telecom SGPS SA	45,100	544,223

Total Portugal		544,223

SINGAPORE—5.1%
Keppel Corp., Ltd.	82,000	761,657
Singapore Telecommunications, Ltd.	787,000	1,261,500
United Overseas Bank, Ltd.	157,000	1,546,091

Total Singapore		3,569,248

SPAIN—6.8%
Banco Bilbao Vizcaya Argentaria SA	69,900	1,440,003
Iberdrola SA	46,300	1,592,946
Repsol YPF SA	26,700	752,751
Telefonica SA	59,600	991,195

Total Spain		4,776,895

SWITZERLAND—8.0%
Givaudan SA	2,300	1,808,713
Holcim, Ltd.	8,500	651,943
Nestle SA	5,200	1,631,542
Swatch Group	9,100	1,534,999

Total Switzerland		5,627,197

UNITED KINGDOM—20.4%
AstraZeneca Group PLC	22,500	1,349,358
GlaxoSmithKline PLC	69,600	1,943,267
Group 4 Securicor PLC(a)	303,500	941,424
Kingfisher PLC	325,800	1,435,252
Lloyds TSB Group PLC	146,900	1,446,344
Pearson PLC	113,600	1,544,870
Royal Bank of Scotland Group PLC	39,300	1,290,286
Unilever PLC	63,300	1,421,778
Vodafone Group PLC	683,900	1,454,836
WPP Group PLC	126,200	1,525,561

Total United Kingdom		14,352,976

Total Common Stock (Cost $61,542,757)		65,531,725

FOREIGN CURRENCY

(less than 0.1% of portfolio)
SINGAPORE—less than 0.1% of portfolio
Singapore Dollar	5,812

Total Singapore	5,812

Total Foreign Currency (Cost $8,101)	5,812

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: International Value Fund (continued)
June 30, 2006 (Unaudited)

	Face
COMMERCIAL PAPER	Amount	Value

(1.6% of portfolio)
UBS Americas Inc., 5.27%, due 07/03/06	$1,140,000	$1,139,666

Total Commercial Paper (Cost $1,139,666)		1,139,666

MONEY MARKET ACCOUNT	Shares	Value

(5.4% of portfolio)
SSgA Money Market Fund, 4.75% (b)	3,818,680	$3,818,680

Total Money Market Account (Cost $3,818,680)		3,818,680

TOTAL INVESTMENTS IN SECURITIES (Cost $66,509,204)—100%		$70,495,883

(a)	Non-income producing.

(b)	7-day yield at June 30, 2006.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Nasdaq-100 Index Tracking StockSM Fund
June 30, 2006 (Unaudited)

EXCHANGE TRADED FUND	Shares	Value

(99.9% of portfolio)
Nasdaq-100 Index Tracking StockSM	168,700	$6,538,812

Total Exchange Traded Fund (Cost $6,382,884)		6,538,812

MONEY MARKET ACCOUNT
(0.1% of portfolio)
SSgA Money Market Fund, 4.75% (a)	4,216	4,216

Total Money Market Account (Cost $4,216)		4,216

TOTAL INVESTMENTS IN SECURITIES (Cost $6,387,100)—100%		$6,543,028

(a)	7-day yield at June 30, 2006.

On June 30, 2006, substantially all of the assets of the NASDAQ-100 Index Tracking StockSM Fund were invested in shares of the NASDAQ-100 Index Tracking StockSM, issued by the NASDAQ-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the NASDAQ-100 Index. More information about the NASDAQ-100 Index Tracking StockSM is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) section.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

Portfolio of Investments

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006 (Unaudited)

		Short-Term
	Daily	Government	Short-Term
ASSETS	Income Fund	Securities Fund	Bond Fund

Investments in securities, at value (cost: $118,426,926; $39,543,203; $204,906,989; $52,574,145; $329,131,123; $40,112,387; $66,509,204; $6,387,100)	$118,426,926	$38,952,033	$201,328,077
Cash	—	—	5,201
Receivables
Investment securities sold	—	—	—
Dividends and interest	8,703	277,109	1,643,253
Capital shares sold	68,959	22,073	5,463
Due from RE Advisers	—	—	—
Prepaid expenses	17,315	9,742	19,496

Total assets	118,521,903	39,260,957	203,001,490

LIABILITIES
Payables
Investment securities purchased	—	—	2,846,751
Accrued expenses	69,295	33,964	85,225
Due to RE Advisers	52,897	11,130	97,598
Capital shares redeemed	53,735	18,923	142,034
Dividends	8,104	3,972	23,097

Total liabilities	184,031	67,989	3,194,705

NET ASSETS	$118,337,872	$39,192,968	$199,806,785

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments	$—	$(591,170)	$(3,578,912)
Undistributed net income (loss)	—	(264)	(6,133)
Undistributed net realized gain (loss) from investments and futures transactions	(18,092)	25,594	(400,464)
Paid-in-capital applicable to outstanding shares of 118,355,963 of Daily Income Fund, 7,776,017 of Short- Term Government Securities Fund, 39,149,772 of Short- Term Bond Fund, 5,246,569 of Stock Index Fund, 15,034,584 of Value Fund, 3,102,515 of Small-Company Stock Fund, 8,161,566 of International Value Fund, and 1,357,356 of NASDAQ-100 Index Tracking StockSM Fund	118,355,964	39,758,808	203,792,294

NET ASSETS	$118,337,872	$39,192,968	$199,806,785

NET ASSET VALUE PER SHARE	$1.00	$5.04	$5.10

   Statements of Assets and Liabilities
The accompanying notes are an integral part of these financial statements.

				Small-Company	International	Nasdaq-100 Index
	Stock Index Fund		Value Fund	Stock Fund	Value Fund	Tracking StockSM Fund

		$49,983,891	$527,452,632	$58,006,417	$70,495,883	$6,543,028
		—	—	—	—	—
		—	—	—	136,068	—
		—	551,348	24,142	60,805	4,443
		14,171	692,098	13,986	254,901	1,239
		—	—	—	—	467
		9,190	35,813	10,631	7,483	7,857

		50,007,252	528,731,891	58,055,176	70,955,140	6,557,034

		20,203	—	—	268,520	—
		42,988	189,935	60,125	24,511	16,099
		11,792	244,110	41,072	23,090	—
		—	146,906	27,880	2,549	1,000
		—	174,715	—	—	2

		74,983	755,666	129,077	318,670	17,101

		$49,932,269	$527,976,225	$57,926,099	$70,636,470	$6,539,933

		$(2,590,254)	$198,321,509	$17,894,030	$3,986,679	$155,928
		473,503	(387)	27,864	(27,689)	(42,834)
		(8,869,693)	26,259,553	1,599,891	(414,214)	97,009
		60,918,713	303,395,550	38,404,314	67,091,694	6,329,830

		$49,932,269	$527,976,225	$57,926,099	$70,636,470	$6,539,933

1	44 $	9.52	$35.12	$18.67	$8.65	$4.82

Statements of Assets and Liabilities
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 2006 (Unaudited)

		Short-Term
	Daily	Government	Short-Term
INVESTMENT INCOME	Income Fund	Securities Fund	Bond Fund

Interest	$2,767,790	$784,088	$4,267,237
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—

Total investment income	2,767,790	784,088	4,267,237

EXPENSES
Management fees	292,777	89,451	588,167
Shareholder servicing fees	67,031	30,503	77,361
Custodian and accounting fees	33,587	28,267	73,070
Directors and Board meeting expenses	16,006	4,698	29,032
Legal and audit fees	15,718	6,087	24,546
Registration fees	15,948	7,990	10,396
Printing	7,829	3,009	11,076
Communication	5,780	2,629	7,418
Insurance	4,806	1,700	8,026
Other expenses	4,292	1,778	5,955
Administration fees	—	—	—

Total expenses	463,774	176,112	835,047

Less fees waived and expenses reimbursed by RE Advisers	—	(26,475)	(50,746)

Net expenses	463,774	149,637	784,301

NET INVESTMENT INCOME (LOSS)	2,304,016	634,451	3,482,936

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	—	25,594	(12,720)
Net change in unrealized appreciation (depreciation)	—	(178,390)	(1,029,010)

NET GAIN (LOSS) ON INVESTMENTS	—	(152,796)	(1,041,730)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,304,016	$481,655	$2,441,206

(a)	Represents realized and unrealized gain (loss) on investments allocated from the master portfolio.

   Statements of Operations
The accompanying notes are an integral part of these financial statements.

			Small-Company	International	Nasdaq-100 Index
Stock Index Fund		Value Fund	Stock Fund	Value Fund	Tracking StockSM Fund

$—		$1,109,133	$109,198	$52,652	$597
—		4,715,059	290,058	18,272	8,557
476,393		—	—	—	—
(6,813)		—	—	—	—

469,580		5,824,192	399,256	70,924	9,154

—		1,347,578	232,748	18,029	8,666
61,356		239,359	69,071	29,638	25,713
10,934		100,538	23,173	10,765	5,391
6,804		66,358	7,689	2,626	832
8,422		65,593	7,566	4,207	819
9,062		15,612	10,371	6,434	7,284
7,114		37,796	8,525	2,755	2,027
5,948		25,302	6,883	2,596	2,198
2,271		21,035	2,218	474	288
2,900		15,763	3,148	1,004	848
60,812		—	—	20,085	—

175,623		1,934,934	371,392	98,613	54,066

—		—	—	—	(2,078)

175,623		1,934,934	371,392	98,613	51,988

293,957		3,889,258	27,864	(27,689)	(42,834)

(63,129	)(a)	26,596,547	1,599,891	1,231,357	97,568
918,475	(a)	7,184,566	3,029,672	3,256,565	(374,311)

855,346		33,781,113	4,629,563	4,487,922	(276,743)

$1,149,303		$37,670,371	$4,657,427	$4,460,233	$(319,577)

Statements of Operations
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
June 30, 2006

	Daily Income Fund

	Six Months
	Ended June 30,	Year Ended
	2006	December 31,
INCREASE (DECREASE) IN NET ASSETS	(Unaudited)	2005

Operations
Net investment income (loss)	$2,304,016	$2,469,805
Net realized gain (loss) on investments	—	47
Net change in unrealized appreciation (depreciation)	—	—

Increase in net assets from operations	2,304,016	2,469,852

Distributions to Shareholders
Net investment income	(2,304,016)	(2,469,805)
Net realized gain on investments	—	—

Total distributions to shareholders	(2,304,016)	(2,469,805)

Capital Share Transactions, Net (See Note 6)	13,214,488	14,844,365

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,214,488	14,844,412

NET ASSETS
Beginning of period	105,123,384	90,278,972

End of period	$118,337,872	$105,123,384

	Value Fund

	Six Months
	Ended June 30,	Year Ended
	2006	December 31,
INCREASE (DECREASE) IN NET ASSETS	(Unaudited)	2005

Operations
Net investment income (loss)	$3,889,258	$5,683,494
Net realized gain (loss) on investments	26,596,547	8,603,534
Net change in unrealized appreciation (depreciation)	7,184,566	31,043,703

Increase in net assets from operations	37,670,371	45,330,731

Distributions to Shareholders
Net investment income	(3,889,645)	(5,684,355)
Net realized gain on investments	—	(7,841,216)

Total distributions to shareholders	(3,889,645)	(13,525,571)

Capital Share Transactions, Net (See Note 6)	24,597,158	35,446,900

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,377,884	67,252,060

NET ASSETS
Beginning of period	469,598,341	402,346,281

End of period	$527,976,225	$469,598,341

   Statements of Changes in Net Assets
The accompanying notes are an integral part of these financial statements.

Short-Term Government
Securities Fund		Short-Term Bond Fund		Stock Index Fund

Six Months		Six Months		Six Months
Ended June 30,	Year Ended	Ended June 30,	Year Ended	Ended June 30,	Year Ended
2006	December 31,	2006	December 31,	2006	December 31,
(Unaudited)	2005	(Unaudited)	2005	(Unaudited)	2005

$634,451	$1,112,667	$3,482,936	$6,036,438	$293,957	$567,998
25,594	23,650	(12,720)	40,322	(63,129)	(105,639)
(178,390)	(470,110)	(1,029,010)	(1,435,205)	918,475	1,473,125

481,655	666,207	2,441,206	4,641,555	1,149,303	1,935,484

(634,715)	(1,112,814)	(3,489,069)	(6,056,064)	—	(567,445)
—	(9,488)	—	—	—	—

(634,715)	(1,122,302)	(3,489,069)	(6,056,064)	—	(567,445)

(607,321)	(2,886,201)	1,413,992	(1,532,600)	1,236,358	1,782,174

(760,381)	(3,342,296)	366,129	(2,947,109)	2,385,661	3,150,213

39,953,349	43,295,645	199,440,656	202,387,765	47,546,608	44,396,395

$39,192,968	$39,953,349	$199,806,785	$199,440,656	$49,932,269	$47,546,608

Small-Company		International		Nasdaq-100 Index
Stock Fund		Value Fund		Tracking StockSM Fund

Six Months		Six Months		Six Months
Ended June 30,	Year Ended	Ended June 30,	Year Ended	Ended June 30,	Year Ended
2006	December 31,	2006	December 31,	2006	December 31,
(Unaudited)	2005	(Unaudited)	2005	(Unaudited)	2005

$27,864	$144,445	$(27,689)	$372,579	$(42,834)	$(70,792)
1,599,891	354,322	1,231,357	1,148,710	97,568	144,339
3,029,672	3,547,814	3,256,565	20,294	(374,311)	(60,786)

4,657,427	4,046,581	4,460,233	1,541,583	(319,577)	12,761

—	(144,597)	—	(188,456)	—	—
—	(354,672)	—	(3,494,115)	(4,747)	(478,054)

—	(499,269)	—	(3,682,571)	(4,747)	(478,054)

5,397,220	5,387,449	53,095,024	7,783,584	13,483	500,394

10,054,647	8,934,761	57,555,257	5,642,596	(310,841)	35,101

47,871,452	38,936,691	13,081,213	7,438,617	6,850,774	6,815,673

$57,926,099	$47,871,452	$70,636,470	$13,081,213	$6,539,933	$6,850,774

Statements of Changes in Net Assets
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS Daily Income Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2006
	(Unaudited)		2005	2004		2003		2002	2001

NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00

Income from investment operations
Net investment income	0.02		0.02	0.01	(a,b)	0.01	(a,b)	0.01	0.04	(a)
Net realized and unrealized gain (loss) on investments	—		—	—		—		—	—

Total from investment operations	0.02		0.01	0.01		0.01		0.01	0.04

Distributions
Net investment income	(0.02)		(0.02)	(0.01)		(0.01)		(0.01)	(0.04)
Net realized gain	—		—	—		—		—	—

Total distributions	(0.02)		(0.02)	(0.01)		(0.01)		(0.01)	(0.04)

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00

TOTAL RETURN	1.96	%(c)	2.49%	0.65	%(a,b)	0.51	%(a,b)	1.25%	3.65	%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$118,338		$105,123	$90,279		$79,546		$76,047	$66,204
Ratio of gross expenses before voluntary expense limitation to average net assets	0.79	%(d)	0.76%	0.79%		0.80%		0.80%	0.84%
Ratio of net investment income to average net assets	3.93	%(d)	2.48%	0.66	%(a,b)	0.51	%(a,b)	1.24%	3.58	%(a)
Ratio of expenses to average net assets	0.79	%(d)	0.76%	0.75	%(a,b)	0.75	%(a,b)	0.80%	0.80	%(a)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	For the period July 1, 2003 to June 30, 2004 RE Advisers voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%. On July 1, 2004 RE Advisers reinstated the expense limitation of 0.80% as set forth in the Expense Limitation Agreement with RE Advisers.

(c)	Aggregate total return for the period.

(d)	Annualized.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2006
	(Unaudited)		2005	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF YEAR	$5.06		$5.11	$5.16	$5.22	$5.14	$5.08

Income from investment operations
Net investment income (a)	0.08		0.13	0.10	0.12	0.16	0.25
Net realized and unrealized gain (loss) on investments	(0.02)		(0.05)	(0.05)	(0.06)	0.08	0.06

Total from investment operations	0.06		0.08	0.05	0.06	0.24	0.31

Distributions
Net investment income	(0.08)		(0.13)	(0.10)	(0.12)	(0.16)	(0.25)
Net realized gain	—		— (b)	—	— (b)	—	—

Total distributions	(0.08)		(0.13)	(0.10)	(0.12)	(0.16)	(0.25)

NET ASSET VALUE, END OF PERIOD	$5.04		$5.06	$5.11	$5.16	$5.22	$5.14

TOTAL RETURN (a)	1.19	%(c)	1.65%	1.03%	1.18%	4.82%	6.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$39,759		$39,953	$43,296	$41,852	$39,177	$32,270
Ratio of gross expenses before voluntary expense limitation to average net assets	0.89	%(d)	0.83%	0.82%	0.84%	0.86%	0.92%
Ratio of net investment income to average net assets (a)	3.19	%(d)	2.59%	1.98%	2.20%	3.09%	4.74%
Ratio of expenses to average net assets (a)	0.75	%(d)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	17%		31%	41%	41%	40%	52%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2006
	(Unaudited)		2005	2004		2003	2002	2001

NET ASSET VALUE, BEGINNING OF YEAR	$5.13		$5.17	$5.23		$5.30	$5.26	$5.18

Income from investment operations
Net investment income (a)	0.09		0.16	0.15	(b)	0.17	0.23	0.28
Net realized and unrealized gain (loss) on investments	(0.03)		(0.04)	(0.06)		(0.07)	0.04	0.08

Total from investment operations	0.06		0.12	0.09		0.10	0.27	0.36

Distributions
Net investment income	(0.09)		(0.16)	(0.15)		(0.17)	(0.23)	(0.28)
Net realized gain	—		—	—		—	—	—

Total distributions	(0.09)		(0.16)	(0.15)		(0.17)	(0.23)	(0.28)

NET ASSET VALUE, END OF PERIOD	$5.10		$5.13	$5.17		$5.23	$5.30	$5.26

TOTAL RETURN (a)	1.18	%(c)	2.29%	1.65	%(b)	1.86%	5.33%	7.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$199,807		$199,441	$202,388		$214,285	$201,487	$170,935
Ratio of gross expenses before voluntary expense limitation to average net assets	0.85	%(d)	0.83%	0.82%		0.82%	0.82%	0.83%
Ratio of net investment income to average net assets (a)	3.55	%(d)	3.04%	2.75	%(b)	3.11%	4.39%	5.36%
Ratio of expenses to average net assets (a)	0.80	%(d)	0.80%	0.75	%(b)	0.75%	0.75%	0.75%
Portfolio turnover rate	17%		34%	45%		72%	72%	68%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	On December 1, 2004 RE Advisers increased the amount of the expense limitation from 0.75% to 0.80%.

(c)	Aggregate total return for the period.

(d)	Annualized.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2006
	(Unaudited)		2005	2004	2003		2002		2001

NET ASSET VALUE, BEGINNING OF YEAR	$9.30		$9.03	$8.29	$6.55		$8.55		$9.84

Income from investment operations
Net investment income	0.06		0.11	0.10	0.07	(a)	0.06	(a)	0.05	(a)
Net realized and unrealized gain (loss) on investments	0.16		0.27	0.74	1.73		(2.00)		(1.29)

Total from investment operations	0.22		0.38	0.84	1.80		(1.94)		(1.24)

Distributions
Net investment income	—		(0.11)	(0.10)	(0.06)		(0.06)		(0.05)
Net realized gain	—		—	—	—		—		—

Total distributions	—		(0.11)	(0.10)	(0.06)		(0.06)		(0.05)

NET ASSET VALUE, END OF PERIOD	$9.52		$9.30	$9.03	$8.29		$6.55		$8.55

TOTAL RETURN	2.37	%(c)	4.23%	10.15%	27.55	%(a)	(22.69	)%(a)	(12.55	)%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$49,932		$47,547	$44,364	$34,150		$20,632		$23,340
Ratio of gross expenses before voluntary expense limitation to average net assets	0.75	%(d)	0.64%	0.75%	0.92%		1.06%		1.10%
Ratio of net investment income to average net assets	1.21	%(d)	1.25%	1.31%	1.04	%(a)	0.87	%(a)	0.61	%(a)
Ratio of expenses to average net assets	0.75	%(d)	0.64%	0.75%	0.75	%(a)	0.75	%(a)	0.75	%(a)
Portfolio turnover rate (b)	N/A		N/A	N/A	N/A		N/A		N/A

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	See Appendix A for the portfolio turnover of the Equity 500 Index Portfolio.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2006
	(Unaudited)		2005	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF YEAR	$32.78		$30.44	$27.52	$22.24	$25.50	$25.38

Income from investment operations
Net investment income	0.26		0.42	0.35	0.37	0.33	0.33
Net realized and unrealized gain (loss) on investments	2.34		2.90	3.68	5.42	(3.26)	1.17

Total from investment operations	2.60		3.32	4.03	5.79	(2.93)	1.50

Distributions
Net investment income	(0.26)		(0.42)	(0.35)	(0.37)	(0.33)	(0.33)
Net realized gain	—		(0.56)	(0.76)	(0.14)	— (a)	(1.05)

Total distributions	(0.26)		(0.98)	(1.11)	(0.51)	(0.33)	(1.38)

NET ASSET VALUE, END OF PERIOD	$35.12		$32.78	$30.44	$27.52	$22.24	$25.50

TOTAL RETURN	7.93	%(b)	10.94%	14.71%	26.16%	(11.56)%	5.90%

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$527,976		$469,598	$402,346	$350,945	$290,207	$335,115
Ratio of net investment income to average net assets	1.55	%(c)	1.33%	1.23%	1.54%	1.35%	1.26%
Ratio of expenses to average net assets	0.77	%(c)	0.76%	0.82%	0.84%	0.83%	0.85%
Portfolio turnover rate	8%		8%	8%	12%	29%	19%

(a)	Less than $.01 per share.

(b)	Aggregate total return for the period.

(c)	Annualized.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2006
	(Unaudited)		2005	2004	2003		2002		2001

NET ASSET VALUE, BEGINNING OF YEAR	$17.00		$15.69	$13.89	$10.49		$10.55		$9.51

Income from investment operations
Net investment income	0.01		0.05	(0.01)	—	(a)	—	(a,b)	0.02	(a)
Net realized and unrealized gain (loss) on investments	1.66		1.44	1.85	3.40		(0.06)		1.04

Total from investment operations	1.67		1.49	1.84	3.40		(0.06)		1.06

Distributions
Net investment income	—		(0.05)	—	—		—	(b)	(0.02)
Net realized gain	—		(0.13)	(0.04)	—		—		—

Total distributions	—		(0.18)	(0.04)	—		—		(0.02)

NET ASSET VALUE, END OF PERIOD	$18.67		$17.00	$15.69	$13.89		$10.49		$10.55

TOTAL RETURN	9.82	%(c)	9.52%	13.24%	32.41	%(a)	(0.57	)%(a)	11.17	(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$57,926		$47,871	$38,937	$29,832		$19,586		$13,522
Ratio of gross expenses before voluntary expense limitation to average net assets	1.36	%(d)	1.30%	1.37%	1.54%		1.60%		1.94%
Ratio of net investment income (loss) to average net assets	0.10	%(d)	0.34%	(0.07)%	(0.03	)%(a)	(0.03	)%(a)	0.24	%(a)
Ratio of expenses to average net assets	1.36	%(d)	1.30%	1.37%	1.50	%(a)	1.50	%(a)	1.50	%(a)
Portfolio turnover rate	4%		9%	6%	17%		12%		20%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Each Period

	Six Months										January 22, 2001
	Ended		Year Ended December 31,								(Inception Date)
	June 30, 2006										to December 31,
	(Unaudited)		2005		2004		2003		2002		2001

NET ASSET VALUE, BEGINNING OF YEAR	$7.79		$9.48		$8.36		$6.33		$7.75		$10.00

Income from investment operations
Net investment income	(0.01)		0.36		0.07	(a)	0.04	(a)	0.48	(a)	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	0.87		1.00		1.40		2.23		(1.36)		(2.24)
Capital contribution	—		—		0.03		—		—		—

Total from investment operations	0.86		1.36		1.50		2.27		(0.88)		(2.25)

Distributions
Net investment income	—		(0.16)		(0.15)		(0.10)		(0.51)		—
Net realized gain	—		(2.89)		(0.23)		(0.14)		(0.03)		—

Total distributions	—		(3.05)		(0.38)		(0.24)		(0.54)		—

NET ASSET VALUE, END OF PERIOD	$8.65		$7.79		$9.48		$8.36		$6.33		$7.75

TOTAL RETURN	11.04	%(c)	14.31%		17.94	%(a,b)	35.88	%(a)	(17.63	)%(a		) (22.50)%(a,c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$70,636		$13,081		$7,439		$3,854		$1,494		$424
Ratio of gross expenses before voluntary expense limitation to average net assets	0.94	%(e,f)	1.21	%(d,e)	1.76	%(d)	3.68	%(d)	7.03	%(d)	17.79	%(d,f)
Ratio of net investment income (loss) to average net assets	(0.27	)%(f)	3.76%		0.90	%(a)	0.76	%(a)	0.57	%(a)	(0.23	)%(a,f)
Ratio of expenses to average net assets	0.94	%(e,f)	1.21	%(d,e)	1.50	%(a,d)	1.50	%(a,d)	1.50	%(a,d		) 1.50%(a,d,f)
Portfolio turnover rate	80%		1%		N/A	(g)	N/A	(g)	N/A	(g)	N/A	(g)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	The total return reflects a capital contribution of $23,772. Without the capital contribution, the total return would have been 17.58%.

(c)	Aggregate total return for the period.

(d)	Expenses include the allocated expenses from the State Street MSCI® EAFE® Index Portfolio, the master portfolio in which the International Value Fund invested substantially all of its assets from inception until October 17, 2005.

(e)	Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005—June 11, 2006.

(f)	Annualized.

(g)	The international Value Fund was a feeder of the State Street MSCI® EAFE® Index Portfolio. Portfolio turnover was calculated by the master portfolio, not the feeder fund.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Nasdaq-100 Index Tracking StockSM Fund
For a Share Outstanding Throughout Each Period

	Six Months								January 22, 2001
	Ended		Year Ended December 31,						(Inception Date)
	June 30, 2006								to December 31,
	(Unaudited)		2005	2004	2003		2002		2001

NET ASSET VALUE, BEGINNING OF YEAR	$5.06		$5.44	$5.00	$3.40		$5.50		$10.00

Income from investment operations
Net investment income	(0.03	)(a)	(0.06)	(0.02)	(0.06	)(a)	(0.06	)(a)	(0.05	)(a)
Net realized and unrealized gain (loss) on investments	(0.21)		0.04	0.46	1.66		(2.04)		(4.45)

Total from investment operations	(0.24)		(0.02)	0.44	1.60		(2.10)		(4.50)

Distributions
Net investment income	—		—	—	—		—		—
Net realized gain	—	(b)	(0.36)	—	—		—		—

Total distributions	—		(0.36)	—	—		—		—

NET ASSET VALUE, END OF PERIOD	$4.82		$5.06	$5.44	$5.00		$3.40		$5.50

TOTAL RETURN	(4.67	)%(c)	0.07%	8.80%	47.06	%(a)	(38.18	)%(a		) (45.00)%(a,c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$6,540		$6,851	$6,816	$5,362		$1,779		$1,282
Ratio of gross expenses before voluntary expense limitation to average net assets	1.56	%(d)	1.43%	1.50%	2.47%		4.86%		5.96	%(d)
Ratio of net investment income (loss) to average net assets	(1.24	)%(a,d)	(1.07)%	(0.44)%	(1.42	)%(a)	(1.47	)%(a)	(1.26	)%(a,d)
Ratio of expenses to average net assets	1.50	%(a,d)	1.43%	1.50%	1.50	%(a)	1.50	%(a)	1.50	%(a,d)
Portfolio turnover rate	13%		26%	55%	68%		32%		253%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Nasdaq-100 Index Tracking StockSM Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in the Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its asset in one or more securities that are designed to track the performance of the S&P 500 Index. As of June 30, 2006, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the State Street Equity 500 Index Portfolio, the master portfolio and an open-end investment company managed by SSgA Funds Management, Inc., a subsidiary of State Street Corporation. At June 30, 2006, the Stock Index Fund’s investment was 2.05% of the State Street Equity 500 Index Portfolio. The financial statements of the State Street Equity 500 Index Portfolio are contained in Appendix A of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

The Nasdaq-100 Index Tracking StockSM Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of June 30, 2006, substantially all of the assets of the Nasdaq-100 Index Tracking StockSM Fund were invested in shares of the Nasdaq-100 Index Tracking StockSM, an exchange-traded fund issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index ® .. More information about the Nasdaq-100 Index Tracking StockSM is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) Section.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, International Value Fund and the Nasdaq-100 Index Tracking StockSM Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the time the net asset value of the fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, the International Value Fund and the Nasdaq-100 Index Tracking StockSM Fund. The guidelines are to be followed by RE Advisers Corporation, a registered investment manager under the Investment Advisers Act of 1940, to determine a price that accurately reflects the fair value of a given security. Short-term debt instruments (with the exception of Commercial Paper with a remaining maturity of 60 days or less at the time of purchase), intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Commercial paper with a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value. Regulated investment companies are valued at the net asset value determined as of the close of the New York Stock Exchange on the valuation date.

The Stock Index Fund records its investment in the State Street Equity 500 Index Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. The Board of Trustees of the State Street Equity 500 Index Portfolio has adopted “fair value” pricing procedures, which could impact the valuation of the Stock Index Fund. Valuation of the securities is discussed in the notes to the State Street Equity 500 Index Portfolio’s financial statements included in Appendix A of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly.

Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Stock Index Fund, the Small-Company Stock Fund, the International Value Fund, and the Nasdaq-100 Index Tracking StockSM Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Notes to Financial Statements

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the State Street Equity 500 Index Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the fund’s own expenses which are accrued daily.

In the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is dependent on claims that may be made against the funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year, return of capital, and paydown losses. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

Tax Basis Unrealized Gain (Loss) on Investment and Distributions

At June 30, 2006, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

		Tax	Tax	Net
		Unrealized	Unrealized	Unrealized
	Tax Cost	Gain	(Loss)	Gain (Loss)

Daily Income Fund	$118,426,926	$—	$—	$—
Short-Term Government Securities Fund	$39,543,203	$47,946	$(639,116)	$(591,170)
Short-Term Bond Fund	$204,906,989	$160,611	$(3,739,523)	$(3,578,912)
Value Fund	$329,468,118	$200,243,747	$(1,585,242)	$198,658,505
Small-Company Stock Fund	$40,112,387	$19,096,450	$(1,202,420)	$17,894,030
International Value Fund	$66,509,204	$4,008,942	$(19,263)	$3,989,679
Nasdaq-100 Index Tracking StockSM Fund	$6,387,619	$156,447	—	$156,447

Net unrealized appreciation/ (depreciation) of Stock Index Fund in the Equity 500 Index Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/ (depreciation). For information pertaining to the unrealized appreciation/ (depreciation) for the Equity 500 Index Portfolio, please refer to Appendix A of this report.

4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2006, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$2,267,427	$816,745
Short-Term Bond Fund	$28,374,307	$24,250,815
Value Fund	$38,576,203	$38,863,535
Small-Company Stock Fund	$3,995,943	$2,152,515
International Value Fund	$66,774,068	$18,349,467
Nasdaq-100 Index Tracking StockSM Fund	$920,606	$944,112

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund please refer to Appendix A of this report.

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2006, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$4,951,141	$5,742,810
Short-Term Bond Fund	$7,126,726	$7,889,215

5. RELATED PARTIES

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are .50% of average daily net assets for the Daily Income Fund; .45% of average daily net assets for the Short-Term Government Securities Fund; .60% of average daily net assets for the Short-Term Bond Fund; .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small-Company Stock Fund; .75% for the International Value Fund; and .25% for the Nasdaq-100 Index Tracking StockSM Fund.

Mercator Asset Management, L.P. (“Mercator”) is the subadviser for the International Value Fund. Mercator selects, buys, and sells securities under the supervision of RE Advisers and the Board of Directors. RE Advisers pays Mercator out of fees it receives from the Fund.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the State Street Equity 500 Index Portfolio, calculated daily at an annual rate of .045% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Portfolio on behalf of its investors.

RE Advisers has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, .75% of the average

Notes to Financial Statements

daily net assets of the Short-Term Government Securities Fund and the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund, .99% of the International Value Fund, and 1.50% of the average daily net assets of the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking StockSM Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the period ended June 30, 2006, amounted to $26,475 for the Short-Term Government Securities Fund, $50,746 for the Short-Term Bond Fund, and $2,078 for the Nasdaq-100 Index Tracking StockSM Fund.

On October 17, 2005, the International Stock Index Fund now named the International Value Fund liquidated its investment in the State Street MSCI® EAFE® Index Portfolio. The proceeds were invested in the Vanguard Developed Markets Index Fund.

On June 12, 2006, the International Stock Index Fund was restructured from a passively managed index fund to an actively managed fund and was renamed the International Value Fund. Accordingly, the Fund liquidated its position in the Vanguard Developed Markets Index Fund and purchased shares of foreign equity securities directly.

   Notes to Financial Statements

6. CAPITAL SHARE TRANSACTIONS

As of June 30, 2006, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund, the Value Fund, the Small Company Stock Fund, the International Value Fund and the Nasdaq-100 Index Tracking StockSM Fund. Transactions in capital shares were as follows:

		Shares Issued
		In Reinvestment	Total Shares	Total Shares	Net Increase
	Shares Sold	of Dividends	Issued	Redeemed	(Decrease)

Period Ended June 30, 2006
In Dollars

Daily Income Fund	$58,662,960	$2,235,472	$60,898,432	$(47,683,944)	$13,214,488
Short-Term Government Securities Fund	$5,273,610	$608,187	$5,881,797	$(6,489,118)	$(607,321)
Short-Term Bond Fund	$22,355,213	$3,334,299	$25,689,512	$(24,275,520)	$1,413,992
Stock Index Fund	$7,614,880	$—	$7,614,880	$(6,378,522)	$1,236,358
Value Fund	$54,731,965	$3,718,628	$58,450,593	$(33,853,435)	$24,597,158
Small-Company Stock Fund	$9,957,620	$—	$9,957,620	$(4,560,400)	$5,397,220
International Value Fund	$54,606,930	$—	$54,606,930	$(1,511,906)	$53,095,024
Nasdaq-100 Index Tracking StockSM Fund	$1,220,795	$4,745	$1,225,540	$(1,212,057)	$13,483
In Shares

Daily Income Fund	58,662,960	2,235,472	60,898,432	(47,683,944)	13,214,488
Short-Term Government Securities Fund	1,044,215	120,478	1,164,693	(1,285,637)	(120,944)
Short-Term Bond Fund	4,370,059	652,128	5,022,187	(4,742,624)	279,563
Stock Index Fund	798,802	—	798,802	(665,154)	133,648
Value Fund	1,582,783	105,891	1,688,674	(979,702)	708,972
Small-Company Stock Fund	530,061	—	530,061	(243,958)	286,103
International Value Fund	6,660,451	—	6,660,451	(178,781)	6,481,670
Nasdaq-100 Index Tracking StockSM Fund	237,800	984	238,784	(235,223)	3,561
Year Ended December 31, 2005
In Dollars

Daily Income Fund	$75,088,159	$2,394,338	$77,482,497	$(62,638,132)	$14,844,365
Short-Term Government Securities Fund	$6,620,284	$1,066,557	$7,686,841	$(10,573,042)	$(2,886,201)
Short-Term Bond Fund	$32,360,630	$5,764,320	$38,124,950	$(39,657,548)	$(1,532,598)
Stock Index Fund	$8,617,043	$562,068	$9,179,111	$(7,396,937)	$1,782,174
Value Fund	$62,312,734	$13,212,695	$75,525,429	$(40,078,529)	$35,446,900
Small-Company Stock Fund	$10,253,745	$495,707	$10,749,452	$(5,362,003)	$5,387,449
International Value Fund	$5,555,847	$3,668,365	$9,224,212	$(1,440,628)	$7,783,584
Nasdaq-100 Index Tracking StockSM Fund	$2,113,994	$471,887	$2,585,881	$(2,085,487)	$500,394
In Shares

Daily Income Fund	75,088,159	2,394,338	77,482,497	(62,638,132)	14,844,365
Short-Term Government Securities Fund	1,295,993	209,118	1,505,111	(2,075,353)	(570,242)
Short-Term Bond Fund	6,288,781	1,121,212	7,409,993	(7,713,429)	(303,436)
Stock Index Fund	955,477	60,437	1,015,914	(820,969)	194,945
Value Fund	1,974,364	406,986	2,381,350	(1,272,526)	1,108,824
Small-Company Stock Fund	639,936	29,159	669,095	(333,847)	335,248
International Value Fund	573,909	470,907	1,044,816	(149,470)	895,346
Nasdaq-100 Index Tracking StockSM Fund	423,192	98,135	521,327	(421,216)	100,111

Notes to Financial Statements

Directors and Officers

James F. Perna, Director and Chairman

Peter R. Morris, Director and President
Douglas W. Johnson, Director
Francis P. Lucier, Director
Kenneth R. Meyer, Director
Anthony M. Marinello, Director
Sheldon Petersen, Director
Mark Rose, Director
Anthony C. Williams, Director
Sheri Cooper, Treasurer
Danielle C. Sieverling, Secretary and Chief Compliance Officer

   Directors and Officers

STATE STREET EQUITY 500 INDEX PORTFOLIO: Appendix A

Portfolio of Investments	66
Statement of Assets and Liabilities	72
Statement of Operations	73
Statements of Changes in Net Assets	74
Financial Highlights	75
Notes to Financial Statements	76

Appendix A

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio
June 30, 2006 (Unaudited)

		Value
COMMON STOCKS	Shares	(000)

(98.2% of portfolio)
CONSUMER DISCRETIONARY—10.3%
Amazon.Com, Inc. (a)	64,300	$2,487
Apollo Group, Inc. (a)	29,475	1,523
AutoNation, Inc. (a)	30,136	646
AutoZone, Inc. (a)	11,387	1,004
Bed Bath & Beyond, Inc. (a)	59,014	1,958
Best Buy Co., Inc.	84,281	4,622
Big Lots, Inc. (a)	24,438	417
Black & Decker Corp.	16,033	1,354
Brunswick Corp.	19,929	663
Carnival Corp.	90,619	3,782
CBS Corp.	161,898	4,379
Centex Corp.	25,776	1,297
Circuit City Stores, Inc.	31,439	856
Clear Channel Communications, Inc.	104,465	3,233
Coach, Inc. (a)	80,700	2,413
Comcast Corp. (a)	439,767	14,398
Cooper Tire & Rubber Co.	12,537	140
D.R. Horton, Inc.	56,700	1,351
Darden Restaurants, Inc.	27,410	1,080
Dillard’s, Inc. Class A	13,653	435
Dollar General Corp.	64,115	896
Dow Jones & Co., Inc.	12,526	439
Eastman Kodak Co.	60,837	1,447
eBay, Inc. (a)	240,520	7,045
EW Scripps Co.	18,000	777
Family Dollar Stores, Inc.	33,068	808
Federated Department Stores, Inc.	115,880	4,241
Ford Motor Co.	388,655	2,693
Fortune Brands, Inc.	30,466	2,163
Gannett Co., Inc.	49,938	2,793
Gap, Inc.	113,930	1,982
General Motors Corp.	117,773	3,508
Genuine Parts Co.	35,493	1,479
Goodyear Tire & Rubber Co. (a)	37,942	421
H&R Block, Inc.	68,820	1,642
Harley-Davidson, Inc.	55,738	3,059
Harman International Industries, Inc.	13,900	1,187
Harrah’s Entertainment, Inc.	38,433	2,736
Hasbro, Inc.	36,787	666
Hilton Hotels Corp.	68,543	1,938
Home Depot, Inc.	430,257	15,399
International Game Technology	70,352	2,669
Interpublic Group of Cos., Inc. (a)	88,477	739
JC Penney & Co., Inc.	49,188	3,321
Johnson Controls, Inc.	40,396	3,321
Jones Apparel Group, Inc.	23,979	762
KB HOME	15,862	727
Kohl’s Corp. (a)	70,710	4,180
Leggett & Platt, Inc.	38,254	956
Lennar Corp. Class A	28,700	1,273
Limited Brands	70,969	1,816
Liz Claiborne, Inc.	22,041	817
Lowe’s Cos., Inc.	161,423	9,794
Marriot International, Inc. Class A	67,678	2,580
Mattel, Inc.	81,445	1,345
McDonald’s Corp.	259,253	8,711
McGraw-Hill, Inc.	74,326	3,733
Meredith Corp.	8,947	443
New York Times Co. Class A	30,745	755
Newell Rubbermaid, Inc.	57,721	1,491
News Corp. Class A	492,200	9,440
NIKE, Inc. Class B	39,513	3,201
Nordstrom, Inc.	44,576	1,627
Office Depot, Inc. (a)	59,670	2,267
OfficeMax, Inc.	14,319	584
Omnicom Group, Inc.	35,617	3,173
Pulte Homes, Inc.	44,872	1,292
Radioshack Corp.	28,653	401
Sears Holdings Corp. (a)	20,152	3,120
Sherwin-Williams Co.	23,570	1,119
Snap-On, Inc.	12,548	507
Stanley Works	14,432	682
Staples, Inc.	152,125	3,700
Starbucks Corp. (a)	159,552	6,025
Starwood Hotels & Resorts Worldwide, Inc. Class B	45,212	2,728
Target Corp.	179,657	8,780
Tiffany & Co.	30,068	993
Time Warner, Inc.	891,447	15,422
TJX Cos., Inc.	94,713	2,165
Tribune Co.	54,955	1,782
Univision Communications, Inc. Class A (a)	46,818	1,568
V.F. Corp.	18,488	1,256
Viacom, Inc. (a)	150,698	5,401
Walt Disney Co.	456,873	13,706
Wendy’s International, Inc.	23,967	1,397
Whirlpool Corp.	16,262	1,344
Yum! Brands, Inc.	56,422	2,836

Total Consumer Discretionary		251,306

CONSUMER STAPLES—9.4%
Alberto Culver Co. Class B	16,058	782
Altria Group, Inc.	434,864	31,932
Anheuser-Busch Cos., Inc.	161,167	7,348
Archer-Daniels-Midland Co.	136,567	5,637
Avon Products, Inc.	94,448	2,928
Brown-Forman Corp. Class B	17,182	1,228
Campbell Soup Co.	38,183	1,417
Clorox Co.	31,310	1,909
Coca-Cola Co.	426,735	18,358
Coca-Cola Enterprises, Inc.	64,300	1,310
Colgate-Palmolive Co.	107,035	6,411
ConAgra Foods, Inc.	108,046	2,389
Constellation Brands, Inc. Class A (a)	40,600	1,015
Costco Wholesale Corp.	97,951	5,596
CVS Corp.	170,484	5,234
Dean Foods Co. (a)	28,400	1,056
Estee Lauder Cos, Inc.	25,400	982
General Mills, Inc.	74,364	3,842
H.J. Heinz Co.	70,320	2,899
Hershey Foods Corp.	37,308	2,055

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2006 (Unaudited)

		Value
	Shares	(000)

(Consumer Staples continued)
Kellogg Co.	50,529	$2,447
Kimberly-Clark Corp.	95,564	5,896
Kroger Co.	152,022	3,323
McCormick & Co., Inc.	27,400	919
Molson Coors Brewing Co., Class B	12,244	831
Pepsi Bottling Group, Inc.	28,353	911
PepsiCo, Inc.	344,110	20,660
Procter & Gamble Co.	683,457	38,000
Reynolds American, Inc.	17,840	2,057
Safeway, Inc.	93,693	2,436
Sara Lee Corp.	158,717	2,543
SuperValu, Inc.	43,003	1,320
Sysco Corp.	129,281	3,951
Tyson Foods, Inc., Class A	53,800	799
UST Corp.	33,547	1,516
Wal-Mart Stores, Inc.	520,628	25,079
Walgreen Co.	210,210	9,426
Whole Foods Market, Inc.	29,000	1,875
Wrigley Wm., Jr. Co.	45,670	2,072

Total Consumer Staples		230,389

ENERGY—9.9%
Anadarko Petroleum Corp.	96,108	4,583
Apache Corp.	69,030	4,711
Baker Hughes, Inc.	70,880	5,802
BJ Services Co.	67,510	2,515
Chesapeake Energy Corp.	80,900	2,447
ChevronTexaco Corp.	461,588	28,646
ConocoPhillips	343,696	22,522
Devon Energy Corp.	91,422	5,523
El Paso Corp.	145,394	2,181
EOG Resources, Inc.	50,568	3,506
ExxonMobil Corp.	1,260,302	77,320
Halliburton Co.	107,386	7,969
Hess Corp.	50,106	2,648
Kerr-McGee Corp.	47,142	3,269
Kinder Morgan, Inc.	21,938	2,191
Marathon Oil Corp.	75,357	6,277
Murphy Oil Corp.	34,800	1,944
Nabors Industries, Ltd. (a)	64,330	2,174
National Oilwell Varco, Inc. (a)	36,300	2,299
Noble Corp.	28,523	2,123
Occidental Petroleum Corp.	89,123	9,140
Rowan Cos., Inc.	23,239	827
Schlumberger, Ltd.	245,614	15,992
Sunoco, Inc.	27,956	1,937
Transocean, Inc. (a)	67,495	5,421
Valero Energy Corp.	128,000	8,515
Weatherford International Ltd. (a)	72,800	3,612
Williams Cos., Inc.	123,737	2,891
XTO Energy, Inc.	75,800	3,356

Total Energy		242,341

FINANCIALS—21.0%
ACE, Ltd.	68,155	3,448
AFLAC, Inc.	103,616	4,803
Allstate Corp.	132,107	7,230
Ambac Financial Group, Inc.	22,047	1,788
American Express Co.	256,773	13,665
American International Group, Inc.	540,983	31,945
Ameriprise Financial, Inc.	50,594	2,260
AmSouth Bancorp	72,519	1,918
AON Corp.	66,023	2,299
Apartment Investment & Management Co. Class A	20,500	891
Archstone-Smith Trust	44,300	2,254
Bank of America Corp.	950,428	45,716
Bank of New York Co., Inc.	161,179	5,190
BB&T Corp.	115,018	4,784
Bear Stearns Cos., Inc.	25,299	3,544
Boston Properties, Inc.	19,100	1,727
Capital One Financial Corp.	63,015	5,385
Charles Schwab Corp.	214,993	3,436
Chubb Corp.	86,778	4,330
Cincinnati Financial Corp.	36,505	1,716
CIT Group, Inc.	42,000	2,196
Citigroup, Inc.	1,035,371	49,946
Comerica, Inc.	33,832	1,759
Commerce Bancorp. Inc.	38,300	1,366
Compass Bancshares, Inc.	27,100	1,507
Countrywide Financial Corp.	127,286	4,847
E*Trade Financial Corp. (a)	89,400	2,040
Equity Office Properties Trust	75,941	2,773
Equity Residential	60,907	2,724
Fannie Mae	201,429	9,689
Federal Home Loan Mortgage Corp.	143,746	8,195
Federated Investors, Inc. Class B	18,100	570
Fifth Third Bancorp	116,000	4,286
First Horizon National Corp.	26,117	1,050
Franklin Resources, Inc.	31,744	2,756
Genworth Financial, Inc.	75,700	2,637
Golden West Financial Corp.	53,622	3,979
Goldman Sachs Group, Inc.	89,900	13,524
Hartford Financial Services Group, Inc.	63,088	5,337
Huntington Bancshares, Inc.	50,554	1,192
J.P. Morgan Chase & Co.	723,619	30,392
Janus Capital Group, Inc.	44,919	804
KeyCorp	83,709	2,987
Kimco Realty Corp.	44,300	1,616
Legg Mason, Inc.	27,600	2,747
Lehman Brothers Holdings, Inc.	111,336	7,253
Lincoln National Corp.	59,492	3,358
Loews Corp.	84,942	3,011
M & T Bank Corp.	16,300	1,922
Marsh & McLennan Cos., Inc.	113,936	3,064
Marshall & Ilsley Corp.	47,192	2,159
MBIA, Inc.	27,758	1,625
Mellon Financial Corp.	86,323	2,972
Merrill Lynch & Co., Inc.	192,327	13,378
MetLife, Inc.	157,807	8,081
MGIC Investment Corp.	18,362	1,193
Moody’s Corp.	51,030	2,779

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2006 (Unaudited)

		Value
	Shares	(000)

(Financials continued)
Morgan Stanley	222,943	$14,092
National City Corp.	112,691	4,078
North Fork Bancorp, Inc.	96,535	2,912
Northern Trust Corp.	38,840	2,148
Plum Creek Timber Co., Inc.	38,580	1,370
PNC Financial Services Group, Inc.	61,847	4,340
Principal Financial Group, Inc.	58,150	3,236
Progressive Corp.	162,588	4,180
ProLogis	51,200	2,669
Prudential Financial, Inc.	102,800	7,988
Public Storage, Inc.	17,200	1,305
Regions Financial Corp.	95,609	3,167
SAFECO Corp.	24,664	1,390
Simon Property Group, Inc.	38,363	3,182
SLM Corp.	85,342	4,516
Sovereign Bancorp, Inc.	77,805	1,580
St. Paul Travelers Cos., Inc.	145,225	6,474
State Street Corp. (b)	69,525	4,039
SunTrust Banks, Inc.	75,572	5,763
Synovus Financial Corp.	67,604	1,810
T. Rowe Price Group, Inc.	55,580	2,101
Torchmark Corp.	20,676	1,255
U.S. Bancorp	370,461	11,440
UnumProvident Corp.	62,935	1,141
Vornado Realty Trust	24,700	2,409
Wachovia Corp.	334,886	18,111
Washington Mutual, Inc.	199,913	9,112
Wells Fargo Co.	349,811	23,466
XL Capital, Ltd. Class A	37,732	2,313
Zions Bancorp	22,219	1,732

Total Financials		513,362

HEALTH CARE—12.0%
Abbott Laboratories	317,667	13,853
Aetna, Inc.	118,528	4,733
Allergan, Inc.	31,991	3,431
AmerisourceBergen Corp.	43,432	1,821
Amgen, Inc. (a)	245,475	16,012
Applera Corp.—Applied Biosystems Group	38,367	1,241
Barr Pharmaceuticals, Inc. (a)	22,400	1,068
Bausch & Lomb, Inc.	11,325	555
Baxter International, Inc.	136,126	5,004
Becton, Dickinson & Co.	51,829	3,168
Biogen Idec, Inc. (a)	71,673	3,321
Biomet, Inc.	51,841	1,622
Boston Scientific Corp. (a)	254,012	4,278
Bristol-Myers Squibb Co.	409,217	10,582
C.R. Bard, Inc.	21,594	1,582
Cardinal Health, Inc.	86,866	5,588
Caremark Rx, Inc.	91,908	4,583
CIGNA Corp.	24,989	2,462
Coventry Health Care, Inc. (a)	33,600	1,846
Eli Lilly & Co.	235,197	12,999
Express Scripts, Inc. (a)	30,600	2,195
Fisher Scientific International, Inc. (a)	25,900	1,892
Forest Laboratories, Inc. (a)	68,306	2,643
Genzyme Corp. (a)	54,105	3,303
Gilead Sciences, Inc. (a)	94,600	5,597
HCA, Inc.	85,459	3,688
Health Management Associates, Inc. Class A	50,398	993
Hospira, Inc. (a)	32,236	1,384
Humana, Inc. (a)	34,425	1,849
IMS Health, Inc.	41,881	1,125
Johnson & Johnson	616,646	36,949
King Pharmaceuticals, Inc. (a)	49,932	849
Laboratory Corp. of America Holdings (a)	26,300	1,637
Manor Care, Inc.	16,651	781
McKesson Corp.	63,831	3,018
Medco Health Solutions, Inc. (a)	62,672	3,590
MedImmune, Inc. (a)	52,465	1,422
Medtronic, Inc.	251,202	11,786
Merck & Co., Inc.	454,303	16,550
Millipore Corp. (a)	10,728	676
Mylan Laboratories Inc.	43,200	864
Patterson Cos., Inc. (a)	29,500	1,030
Pfizer, Inc.	1,525,974	35,815
Quest Diagnostics Inc.	33,800	2,025
Schering-Plough Corp.	309,224	5,885
St. Jude Medical, Inc. (a)	74,794	2,425
Stryker Corp.	60,908	2,565
Tenet Healthcare Corp. (a)	99,009	691
Thermo Electron Corp. (a)	33,929	1,230
UnitedHealth Group, Inc.	280,368	12,555
Watson Pharmaceuticals, Inc. (a)	22,003	512
Wellpoint, Inc. (a)	132,678	9,655
Wyeth	280,131	12,441
Zimmer Holdings, Inc. (a)	51,620	2,928

Total Health Care		292,297

INDUSTRIALS—11.5%
3M Co.	156,884	12,672
Allied Waste Industries, Inc. (a)	50,667	576
American Power Conversion Corp.	36,667	715
American Standard Cos., Inc.	37,321	1,615
Avery Dennison Corp.	22,970	1,334
Boeing Co.	166,445	13,634
Burlington Northern Santa Fe Corp.	76,250	6,043
Caterpillar, Inc.	139,370	10,380
Cendant Corp.	207,622	3,382
Cintas Corp.	28,482	1,132
Cooper Industries, Ltd.	19,121	1,777
CSX Corp.	45,824	3,228
Cummins, Inc.	9,573	1,170
Danaher Corp.	49,426	3,179
Deere & Co.	48,741	4,069
Dover Corp.	42,713	2,111
Eaton Corp.	30,978	2,336
Emerson Electric Co.	85,335	7,152
Equifax, Inc.	26,769	919
FedEx Corp.	63,446	7,414
Fluor Corp.	18,106	1,683

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2006 (Unaudited)

		Value
	Shares	(000)

(Industrials continued)
General Dynamics Corp.	83,912	$5,493
General Electric Co.	2,165,923	71,389
Goodrich Co.	25,755	1,038
Honeywell International, Inc.	172,142	6,937
Illinois Tool Works, Inc.	86,828	4,124
Ingersoll-Rand Co. Class A	68,600	2,935
ITT Industries, Inc.	38,404	1,901
L-3 Communications Holdings, Inc.	25,200	1,901
Lockheed Martin Corp.	73,571	5,278
Masco Corp.	83,074	2,462
Monster Worldwide, Inc. (a)	26,192	1,117
Navistar International Corp. (a)	13,180	324
Norfolk Southern Corp.	86,861	4,623
Northrop Grumman Corp.	71,478	4,579
PACCAR, Inc.	34,570	2,848
Pall Corp.	26,774	750
Parker-Hannifin Corp.	25,223	1,957
Pitney Bowes, Inc.	45,939	1,897
R.R. Donnelley & Sons Co.	45,660	1,459
Raytheon Co.	93,114	4,150
Robert Half International, Inc.	36,214	1,521
Rockwell Automation, Inc.	37,120	2,673
Rockwell Collins, Inc.	35,419	1,979
Ryder Systems, Inc.	12,780	747
Southwest Airlines Co.	147,740	2,418
Textron, Inc.	26,975	2,487
Tyco International, Ltd.	423,848	11,656
Union Pacific Corp.	56,340	5,237
United Parcel Service, Inc. Class B	225,800	18,590
United Technologies Corp.	210,414	13,344
W.W. Grainger, Inc.	16,109	1,212
Waste Management, Inc.	113,279	4,064

Total Industrials		279,611

INFORMATION TECHNOLOGY—14.4%
ADC Telecommunications, Inc. (a)	25,018	422
Adobe Systems, Inc.	125,242	3,802
Advanced Micro Devices, Inc. (a)	100,184	2,447
Affiliated Computer Services, Inc. (a)	24,600	1,270
Agilent Technologies, Inc. (a)	89,297	2,818
Altera Corp. (a)	75,978	1,333
Analog Devices, Inc.	74,861	2,406
Andrew Corp. (a)	34,827	309
Apple Computer, Inc. (a)	176,992	10,110
Applied Materials, Inc.	325,061	5,292
Autodesk, Inc.	48,430	1,669
Automatic Data Processing, Inc.	120,238	5,453
Avaya, Inc. (a)	87,415	998
BMC Software, Inc. (a)	44,636	1,067
Broadcom Corp. (a)	95,769	2,878
CA, Inc.	95,129	1,955
CIENA Corp. (a)	126,088	607
Cisco Systems, Inc. (a)	1,271,159	24,826
Citrix Systems, Inc. (a)	38,153	1,531
Computer Sciences Corp. (a)	39,182	1,898
Compuware Corp. (a)	78,557	526
Comverse Technology, Inc. (a)	42,838	847
Convergys Corp. (a)	28,605	558
Corning, Inc. (a)	325,585	7,876
Dell, Inc. (a)	472,791	11,541
Electronic Arts, Inc. (a)	63,400	2,729
Electronic Data Systems Corp.	107,786	2,593
EMC Corp. (a)	491,541	5,392
First Data Corp.	159,204	7,171
Fiserv, Inc. (a)	36,347	1,649
Freescale Semiconductor, Inc. (a)	84,108	2,473
Gateway, Inc. (a)	65,065	124
Google, Inc. (a)	42,910	17,993
Hewlett-Packard Co.	580,819	18,400
Intel Corp.	1,211,203	22,952
International Business Machines Corp.	322,818	24,799
Intuit, Inc. (a)	35,351	2,135
Jabil Circuit, Inc.	36,613	937
JDS Uniphase Corp. (a)	352,519	892
Juniper Networks Inc. (a)	117,100	1,872
KLA-Tencor Corp.	41,864	1,740
Lexmark International Group, Inc. Class A (a)	21,702	1,212
Linear Technology Corp.	63,675	2,132
LSI Logic Corp. (a)	81,935	733
Lucent Technologies, Inc. (a)	931,672	2,255
Maxim Integrated Products, Inc.	67,156	2,156
Micron Technology, Inc. (a)	151,532	2,282
Microsoft Corp.	1,827,204	42,574
Molex, Inc.	29,510	991
Motorola, Inc.	513,998	10,357
National Semiconductor Corp.	70,318	1,677
NCR Corp. (a)	38,184	1,399
Network Appliance, Inc. (a)	78,067	2,756
Novell, Inc. (a)	68,842	456
Novellus Systems, Inc. (a)	27,369	676
NVIDIA Corp. (a)	73,902	1,573
Oracle Corp. (a)	810,519	11,744
Parametric Technology Corp. (a)	23,296	296
Paychex, Inc.	69,527	2,710
PerkinElmer, Inc.	27,257	570
PMC-Sierra, Inc. (a)	43,224	406
QLogic Corp. (a)	34,290	591
QUALCOMM, Inc.	348,878	13,980
Sabre Holdings Corp. Class A	28,424	625
SanDisk Corp. (a)	40,800	2,080
Sanmina-SCI Corp. (a)	112,858	519
Solectron Corp. (a)	187,214	640
Sun Microsystems, Inc. (a)	732,888	3,042
Symantec Corp. (a)	214,834	3,339
Symbol Technologies, Inc.	52,185	563
Tektronix, Inc.	16,729	492
Tellabs, Inc. (a)	93,575	1,245
Teradyne, Inc. (a)	41,392	577
Texas Instruments, Inc.	324,203	9,820
Unisys Corp. (a)	72,779	457
VeriSign, Inc. (a)	51,300	1,189
Waters Corp. (a)	21,857	970
Xerox Corp. (a)	190,442	2,649

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2006 (Unaudited)

		Value
	Shares	(000)

(Information Technology continued)
Xilinx, Inc.	72,204	$1,635
Yahoo!, Inc. (a)	262,080	8,649

Total Information Technology		350,307

MATERIALS—3.1%
Air Products & Chemicals, Inc.	46,489	2,972
Alcoa, Inc.	180,846	5,852
Allegheny Technologies, Inc.	18,029	1,248
Ashland, Inc.	14,980	999
Ball Corp.	21,670	803
Bemis Co., Inc.	21,628	662
Consol Energy Inc.	38,300	1,789
Dow Chemical Co.	200,999	7,845
E.I. Du Pont de Nemours & Co.	191,639	7,972
Eastman Chemical Co.	16,862	911
Ecolab, Inc.	38,226	1,551
Freeport-McMoRan Copper & Gold, Inc. Class B	39,514	2,189
Hercules, Inc. (a)	24,698	377
International Flavors & Fragrances, Inc.	16,204	571
International Paper Co.	102,856	3,322
Louisiana-Pacific Corp.	21,959	481
MeadWestvaco Corp.	37,588	1,050
Monsanto Co.	56,246	4,735
Newmont Mining Corp.	94,042	4,978
Nucor Corp.	64,808	3,516
Pactiv Corp. (a)	29,764	737
Phelps Dodge Corp.	42,510	3,493
PPG Industries, Inc.	34,490	2,276
Praxair, Inc.	67,420	3,641
Rohm & Haas Co.	29,896	1,498
Sealed Air Corp.	17,036	887
Sigma-Aldrich Corp.	13,793	1,002
Temple-Inland, Inc.	22,928	983
United States Steel Corp.	22,802	1,599
Vulcan Materials Co.	20,996	1,638
Weyerhaeuser Co.	51,624	3,214

Total Materials		74,791

TELECOMMUNICATION SERVICES—3.3%
ALLTEL Corp.	80,898	5,164
AT&T, Inc.	809,553	22,578
BellSouth Corp.	376,528	13,630
CenturyTel, Inc.	23,808	884
Citizens Communications Co.	68,877	899
Embarq Corp. (a)	31,045	1,273
Qwest Communications International, Inc. (a)	325,122	2,630
Sprint Corp. (Fon Group)	620,000	12,394
Verizon Communications, Inc.	607,410	20,342

Total Telecommunication Services		79,794

UTILITIES—3.3%
AES Corp. (a)	137,914	2,545
Allegheny Energy, Inc. (a)	33,899	1,257
Ameren Corp.	42,542	2,148
American Electric Power Co., Inc.	82,254	2,817
CenterPoint Energy, Inc.	63,893	799
CMS Energy Corp. (a)	46,605	603
Consolidated Edison, Inc.	51,122	2,272
Constellation Energy Group, Inc.	37,103	2,023
Dominion Resources, Inc.	72,587	5,429
DTE Energy Co.	36,946	1,505
Duke Energy Corp.	256,899	7,545
Dynegy Inc. Class A (a)	77,330	423
Edison International	67,762	2,643
Entergy Corp.	43,243	3,059
Exelon Corp.	139,078	7,904
FirstEnergy Corp.	68,812	3,730
FPL Group, Inc.	84,078	3,479
KeySpan Corp.	35,806	1,447
Nicor, Inc.	9,313	386
NiSource, Inc.	57,867	1,264
Peoples Energy Corp.	8,131	292
PG&E Corp.	72,023	2,829
Pinnacle West Capital Corp.	20,581	821
PPL Corp.	79,236	2,559
Progress Energy, Inc.	52,408	2,247
Public Service Enterprise Group, Inc.	52,422	3,466
Sempra Energy	53,789	2,446
Southern Co.	154,958	4,966
TECO Energy, Inc.	43,276	647
TXU Corp.	96,496	5,770
Xcel Energy, Inc.	83,797	1,607

Total Utilities		80,928

Total Common Stocks (Cost $1,666,913,046)		2,395,126

	Par
	Amount
U.S. GOVERNMENT SECURITIES	(000)

(0.2% of portfolio)
United States Treasury Bill, 4.70%, due 09/07/06 (c)(d)	4,299	$4,261

Total U.S. Government Securities (Cost $4,260,834)		4,261

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2006 (Unaudited)

	Shares	Value
MONEY MARKET FUNDS	(000)	(000)

(0.9% of portfolio)
AIM Short Term Investment Prime Portfolio	21,566	$21,566
Federated Money Market Obligations Trust	513	513

Total Money Market Funds (Cost $22,078,843)		22,079

TOTAL INVESTMENTS (Cost $1,693,252,723)—99.3%		$2,421,466

OTHER ASSETS IN EXCESS OF LIABILITIES—0.7%		16,265

NET ASSETS—100%		$2,437,731

	Number	Unrealized
	of	Appreciation
SCHEDULE OF FUTURES CONTRACTS	Contracts	(000)

S&P 500 Financial Futures Contracts (long) Expiration date 09/2006	666	$1,041

TOTAL UNREALIZED APPRECIATION ON OPEN FUTURES CONTRACTS PURCHASED		$1,041

(a)	Non-income producing security.

(b)	Affiliated issuer.

(c)	Security held as collateral in relation to initial margin requirements on futures contracts.

(d)	Rate represents annualized yield at date of purchase.

Income
		Shares	Shares		Earned
	Number	Purchased	Sold		for the
	of	for the	for the	Number of	Six Months	Realized
	Shares	Six Months	Six Months	Shares	Ended	Gain on
	Held at	Ended	Ended	Held at	06/30/06	Shares Sold
SECURITY DESCRIPTION	12/31/05	06/30/06	06/30/06	06/30/06	(000)	(000)

State Street Corp.	70,325	1,200	2,000	69,525	$27	$42

Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: State Street Equity 500 Index Portfolio
June 30, 2006 (Unaudited)

ASSETS	(Amounts in Thousands)

Investments in unaffiliated issuers at market (identified cost $1,690,939)	$2,417,427
Investments in non-controlled affiliates at market (identified cost $2,314)) (Note 4)	4,039

Total investments	2,421,466

Receivables:
Investment securities sold	13,639
Dividends and interest	2,921

Total assets	2,438,026

LIABILITIES
Payables:
Daily variation margin on futures contracts	110
Management fees (Note 4)	185

Total liabilities	295

NET ASSETS	$2,437,731

   Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS: State Street Equity 500 Index Portfolio
For the Period Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME	(Amounts in Thousands)

Dividend income— unaffiliated issuers	$22,997
Dividend income— non-controlled affiliated issuers	27
Interest	1,312

Total investment income	24,336

EXPENSES
Management fees (Note 4)	557

Total expenses	557

NET INVESTMENT INCOME	23,779

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments— unaffiliated issuers	(4,121)
Investments— non-controlled affiliated issuer	42
Future contracts	(1,439)

Net realized loss	(5,518)

Net change in unrealized appreciation (depreciation) on:
Investments	45,905
Futures contracts	1,807

Net change in unrealized appreciation (depreciation)	47,712

NET REALIZED AND UNREALIZED GAIN	42,194

NET INCREASE IN NET ASSETS FROM OPERATIONS	$65,973

Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS: State Street Equity 500 Index Portfolio
(Amounts in Thousands)

	For the Six
	Months Ended	For the Year
	June 30, 2006	Ended
INCREASE (DECREASE) IN NET ASSETS FROM:	(Unaudited)	December 31, 2005

Operations
Net investment income	$23,779	$45,936
Net realized loss on investments and futures contracts	(5,518)	(7,186)
Net change in net unrealized appreciation (depreciation)	47,712	63,727

Net increase in net assets from operations	65,973	102,477

Capital Transactions
Proceeds from contributions	117,084	278,352
Fair value of withdrawals	(198,435)	(457,339)
Withdrawals in-kind	—	(237,848)

Net decrease in net assets from capital transactions	(81,351)	(416,835)

TOTAL NET DECREASE IN NET ASSETS	(15,378)	(314,358)

NET ASSETS
Beginning of year	2,453,109	2,767,467

End of period	$2,437,731	$2,453,109

   Appendix A
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: State Street Equity 500 Index Portfolio

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2006
	(Unaudited)		2005	2004	2003	2002	2001

TOTAL RETURN (a)	2.69	%(c)	4.87%	10.86%	28.62%	(22.16)%	(11.94)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,437,731		$2,453,109	$2,767,467	$2,714,672	$1,992,548	$2,692,298
Ratios to average net assets:
Operating expenses	0.045	%(d)	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	1.92	%(d)	1.84%	1.97%	1.74%	1.57%	1.34%
Portfolio turnover rate (b)	4	%(c)	8%	9%	12%	13%	14%

(a)	Results represent past performance and are not indicative of future results.

(b)	The portfolio turnover rate excludes in-kind security transactions.

(c)	Not Annualized.

(d)	Annualized.

Appendix A
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS: State Street Equity 500 Index Portfolio
June 30, 2006 (Unaudited)

1. ORGANIZATION

The State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises six investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”). At June 30, 2006, only the Portfolio, and State Street Money Market Portfolio were in operation. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities transactions, investment income and expenses: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the “SEC”) requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Use or Estimates: The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.

3. SECURITIES TRANSACTIONS

For the six months ended June 30, 2006, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind withdrawals, aggregated to $94,209,892 and $139,808,353, respectively. The aggregate value of in-kind withdrawals was $0.

At June 30, 2006, the book cost of investments was $1,693,252,723, which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $821,744,395 and $93,531,438, respectively, resulting in net appreciation of $728,212,957 for all securities as computed on a federal income tax basis.

4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for

   Appendix A

NOTES TO FINANCIAL STATEMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2006 (Unaudited)

SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees, State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at June 30, 2006 is listed in the Portfolio of Investments.

5. INDEMNIFICATIONS

Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

GENERAL INFORMATION

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

Appendix A

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030
www.homesteadfunds.com
This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.
Distributor: RE Investment Corporation.

Item 2. Code of Ethics.
Not required in this filing.
Item 3. Audit Committee Financial Expert.
Not required in this filing.
Item 4. Principal Accountant Fees and Services.
Not required in this filing.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) Disclosure Controls and Procedures. The President and Treasurer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Homestead Funds, Inc.

By	/s/ Peter R. Morris Peter R. Morris
President
Date August 30, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter R. Morris Peter R. Morris
President
Date August 30, 2006

By	/s/ Sheri Cooper Sheri Cooper
Treasurer
Date August 30, 2006